UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___ )

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PEREGRINE PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY
SUBJECT TO COMPLETION

September 7, 2010

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders on Thursday, October 21, 2010, at 10:00 a.m. Pacific Daylight Time at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California.

This booklet includes the Notice of Annual Meeting and the Proxy Statement.  The Proxy Statement describes the business to be transacted at the meeting and provides other information about the Company that you should know when you vote your shares.  In addition to the formal business to be transacted, management will make a presentation on developments during the past year and will respond to stockholder questions.

Your vote is very important and we hope you will vote as soon as possible.  There are three ways to vote - by Internet, by telephone, or by mailing the proxy card.  Voting instructions for each of these methods are on the proxy card.

Thank you for your support and interest in Peregrine.  We look forward to seeing you on Thursday, October 21, 2010 at our annual meeting.

Very truly yours,

Steven W. King
President, Chief Executive Officer and Director

14282 Franklin Avenue ● Tustin, California 92780 ● (714) 508-6000 ● www.peregrineinc.com

14282 Franklin Avenue ● Tustin, California 92780

Notice of Annual Meeting of Stockholders

Date:	Thursday, October 21, 2010

Time:	10:00 a.m. Pacific Daylight Time

Place:	Irvine Marriott 18000 Von Karman Avenue Irvine, California 92612

Items of Business:
1.  To elect four directors to our Board of Directors until the next annual meeting and until their successors are elected and qualified;
2.  To ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for our current fiscal year ending April 30, 2011;
3.  To approve our 2010 Stock Incentive Plan;
4.  To approve our 2010 Employee Stock Purchase Plan; and
5.  To transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date:	You are entitled to notice of, and to vote at the annual meeting and any adjournments of that meeting, if you were a stockholder of record at the close of business on August 23, 2010.

Voting by Proxy:
Please submit the enclosed proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions regarding voting, please refer to the questions and answers under the heading “General Information” beginning on page 1 of the Proxy Statement and the instructions on your proxy card.

Internet Availability of Proxy Materials
Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. The enclosed Proxy Statement and accompanying  annual report for the fiscal year ended April 30, 2010 are available under the “Investor Relations,” sub-category “SEC Filings” section of our web site at http://www.peregrineinc.com.

By Order of the Board of Directors,

Paul J. Lytle
Chief Financial Officer and Corporate Secretary

Tustin, California
September 7, 2010

This Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying proxy card are being distributed on or about September 7, 2010

Proxy Statement

General Information

Your vote is very important.  For this reason, the Board of Directors of Peregrine Pharmaceuticals, Inc., a Delaware corporation (referred to as “we,” “us,” “our,” “Company,” or “Peregrine”), is soliciting your proxy to vote your shares of common stock at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting.

Why am I receiving these materials?

Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.  This Proxy Statement is being sent to all stockholders of record as of the close of business on August 23, 2010 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the 2010 Annual Meeting of Stockholders to be held on October 21, 2010.  We intend to commence mailing this Proxy Statement and accompanying proxy card on or about September 7, 2010 to all stockholders entitled to vote at the Annual Meeting.

Our Financial Information

The Annual Report to Stockholders of the Company for the fiscal year ended April 30, 2010, including audited consolidated financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

Who is eligible to vote?

Stockholders of Peregrine, as recorded in our stock register at the close of business on August 23, 2010, can vote at the Annual Meeting.  Each share of Peregrine’s common stock is entitled to one vote.  As of August 23, 2010, there were [___] shares of our common stock outstanding and entitled to vote.

How do I vote?

There are three ways to vote by proxy:

(1)	by internet;
(2)	by telephone; or
(3)	by mail.

If you vote by telephone or via the Internet, please do not return a signed proxy card.  If you choose to vote by mail, mark your proxy card enclosed with the Proxy Statement, date and sign it, and mail it in the postage-paid envelope.

You may also vote in person at the Annual Meeting.  We recommend you vote by proxy even if you plan to attend the meeting.  You can always change your vote at the Annual Meeting.  Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote in person at the meeting, you must obtain a legal proxy issued in your name from such broker, bank or other nominee.

Who pays the cost of proxy solicitation?

Our Board of Directors is soliciting the enclosed proxy.  We will make proxy solicitations by electronic or regular mail and we will bear the costs of this solicitation.  We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock to forward the proxy soliciting materials to the beneficial owners of such common stock and to obtain authorization for the execution of proxies.  We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. In the event we decide to hire a service to solicit proxies, we would expect such service to cost less than $10,000 plus reasonable and approved out-of-pocket expenses.

What is a proxy?

Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct.  You may vote for all, some or none of our director candidates.  You may also vote for or against the other proposals or abstain from voting.

How do I specify how I want my shares voted?

If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card.  Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.

If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors on that proposal.  That recommendation is shown for each proposal on the proxy card.

How do I vote if I am a beneficial stockholder?

If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote the shares.  You should complete a Voting Instruction Card which your broker or nominee is obligated to provide you.  If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy issued in your name.

Brokerage firms have the authority under the NASDAQ Stock Market rules to vote shares on routine matters for which their customers do not provide voting instructions.

What are the Board of Directors’ voting recommendations?

For the reasons set forth in more detail later in the Proxy Statement, our Board of Directors recommends that you vote for the proposals as follows:

FOR:

•	the election of our four directors;
•	the ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2011;
•	the approval of our 2010 Stock Incentive Plan; and
•	the approval of our 2010 Employee Stock Purchase Plan.

Can I revoke a proxy?

To revoke your proxy if you are a stockholder of record, you must advise our Secretary in writing before the meeting, deliver a validly executed proxy with a later date that we receive prior to the meeting, or attend the meeting and vote your shares in person.  You may revoke your proxy at any time before your shares are voted. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

What is a quorum?

In order to carry on the business of the meeting, we must have a quorum.  This means that at least a majority of the outstanding shares eligible to vote on the record date must be present at the meeting, either by proxy or in person.  Abstentions and broker non-votes are counted as present at the meeting for determining whether we have a quorum.  A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

What are "broker non-votes"?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting.  If that happens, the nominees may vote those shares only on matters deemed "routine" by the New York Stock Exchange (“NYSE”), such as the ratification of auditors.  Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called "broker non-votes."  The effect of “broker non-votes” on each of the proposals that will be considered at the Annual Meeting is described below and in our proxy statement.

An important change in the NYSE rule went into effect recently and is effective for this year's Annual Meeting. Pursuant to this rule change, the election of directors is not considered to be a "routine" matter and brokers are no longer permitted to vote in the election of directors if the broker has not received instructions from the beneficial owner.  This represents a change from prior years, when brokers had discretionary voting authority in the election of directors.  Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

We believe that the proposal for the ratification of our independent registered public accounting firm is considered to be a "routine" matter, and hence we do not expect that there will be a significant number of “broker non-votes” on such proposal.

The proposal to elect directors and the proposals to approve the adoption of the 2010 Employee Stock Purchase Plan and the adoption of the 2010 Stock Incentive Plan are non-routine and the record owner may not vote your shares on either of these proposals if it does not get instructions from you.  If you do not provide voting instructions on these three matters, a broker non-vote will occur.  Broker non-votes, as well as “ABSTAIN” votes, will each be counted towards the presence of a quorum but will not be counted towards the vote total for any Proposal, other than Proposal No. 2.

How many votes are needed to have the proposals pass?

For the reasons set forth in more detail later in the Proxy Statement, our Board of Directors recommends that you vote “For” for the following proposals:

Proposal No. 1 -	the election of our four directors;
Proposal No. 2 -	the ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2011; and
Proposal No. 3 -	the approval of our 2010 Stock Incentive Plan; and
Proposal No. 4 -	the approval of our 2010 Employee Stock Purchase Plan

The Board of Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting.  Accordingly, abstentions and “broker non-votes” (see above) as to the election of directors will not be counted in determining which nominees received the largest number of votes cast.

In order for Proposal Nos. 2, 3 and 4 to pass, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for each.  Only proxies and ballots indicating votes “FOR,” “AGAINST” or “ABSTAIN” on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote.  Broker non-votes will have no effect on the result of the vote on Proposal Nos. 3 and 4 although they will count toward the presence of a quorum.  Abstentions as to a proposal will have the same effect as votes against a proposal.

How are the votes counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes and abstentions.  Any information that identifies a stockholder or the particular vote of a stockholder is kept confidential.

What is “Householding” of annual meeting materials?

Some banks, brokers and other nominee record holders may be “householding” our proxy statements and annual reports.  This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 14282 Franklin Avenue, Tustin, California, 92780, Attn: Investor Relations, telephone: (800) 987-8256.  If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Proposal No. 1: ELECTION OF DIRECTORS

The first proposal on the agenda for the Annual Meeting will be electing four directors to serve until the next annual meeting or until their successors are elected.  There are four nominees for the four currently authorized seats on our Board of Directors.  Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting FOR the election of the nominees presented below.

Under Delaware law, the four nominees receiving the highest number of votes will be elected as directors at the Annual Meeting.  As a result, proxies voted to “Withhold Authority” and broker non-votes will have no practical effect.

Each person nominated for election is currently serving as a director of Peregrine and each nominee has consented to serve as a director for the ensuing year.  If any nominee becomes unavailable to serve for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve.

Information with respect to the number of shares of common stock beneficially owned by each director as of August 11, 2010 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.”  The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

DIRECTOR BIOGRAPHY

Name and Age	Principal Occupation and Business Experience	Director Since

Carlton M. Johnson (age 50)
Mr. Johnson has served as a Director since November 1999.  Mr. Johnson is in-house legal counsel for Roswell Capital Partners, LLC, a position he has held since June 1996.  Mr. Johnson has been admitted to the practice of law in Alabama since 1986, Florida since 1982 and Georgia since 1997.  He has been a shareholder in the Pensacola, Florida AV- rated law firm of Smith, Sauer, DeMaria, Johnson and was President-Elect of the 500 member Escambia-Santa Rosa Bar Association.  He also served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science at Auburn University and Juris Doctor at Samford University - Cumberland School of Law.  Mr. Johnson also serves on the board of each of the following three (3) publicly traded companies: Patriot Scientific Corporation, CryoPort, Inc., and Ecotality, Inc.  The Board of Directors concluded that Mr. Johnson should serve as a director in light of the extensive public company finance experience that he has obtained through serving on the boards and audit committees of Patriot Scientific Corporation, CryoPort, Inc. and Ecotality, Inc.

1999

Name and Age	Principal Occupation and Business Experience	Director Since

Steven W. King (age 46)
Mr. King has served as our President and Chief Executive Officer since March 2003 and a member of the Board of Directors since October 2003.  From August 2002 to March 2003, Mr. King served as Chief Operating Officer and from February 2000 to August 2002 served as Vice President of Technology and Product Development.  Mr. King joined Peregrine in 1997 as Director of Research and Development.  Additionally, Mr. King was responsible for launching our wholly-owned biomanufacturing subsidiary, Avid Bioservices, Inc., in 2002, for which he serves as President.  Mr. King was previously employed at Vascular Targeting Technologies, Inc., which was acquired by Peregrine in 1997.  Mr. King previously worked at the University of Texas Southwestern Medical Center with Dr. Philip Thorpe, the inventor of our Phosphatidylserine (PS)-targeting antibody and VTA technology platforms and is co-inventor on over 40 U.S. and foreign patents and patent applications in the Vascular Targeting Agent field.  Mr. King received his Bachelor’s and Master’s degrees from Texas Tech University in Cell and Molecular Biology.  The Board of Directors concluded that Mr. King should serve as a director in light of his extensive scientific understanding of our technologies in development combined with the perspective and experience he brings as our current President and Chief Executive Officer from his extensive history with the Company.

2003
David H. Pohl (age 73)
Mr. Pohl has served as Director since October 2004.  He is currently Chairman of the Board of Wellness.com, Inc., a privately held Internet enterprise, and two of its affiliates.  He is also Counsel with the law firm of Herold & Sager in Encinitas, California.  Mr. Pohl was in the private practice of law, counseling business clients from 1997 to 2005, and serving as Special Counsel to the Ohio Attorney General for entrepreneurial investments by state employee pension funds from 1995 to 1996.  Previously, he was a Senior Attorney with Jones Day Reavis & Pogue, a large U.S. law firm, and held positions as a Senior Officer and General Counsel in large financial services corporations with over $1 billion in assets under management.  In addition, Mr. Pohl is a member of the Corporate Directors Forum of San Diego, the Intellectual Property Law and Business Law Sections of the State Bar of California, has served as a member of the Board of Governors of the Corporate Counsel Section of the Ohio State Bar Association, and is an Emeritus member of the Board of Directors of the American Financial Services Association, Washington, D.C.  Mr. Pohl earned a Juris Doctor degree from the Ohio State University College of Law, and also holds a B.S. in Administrative Sciences from Ohio State.  The Board of Directors concluded that Mr. Pohl should serve as a director in light of the extensive corporate governance experience that he has obtained through serving on the boards of Patriot Scientific Corporation and Wellness.com.

2004
Eric S. Swartz (age 54)
Mr. Swartz has served as Director since 1999.  With 27 years of experience in the securities business, Mr. Swartz is the founder and President of Roswell Capital Partners, LLC since 2004 and was the founder and former President of Equiplace Securities, LLC and Swartz Investments, LLC.  From 1988 to 1993, Mr. Swartz was a Vice President at Bear Stearns & Co. where he specialized in foreign institutional equity investments in U.S. securities.  Previously, Mr. Swartz was a Vice President with Oppenheimer & Co., where he was involved in overseas placements of equity and debt for institutions in Germany, Austria, Switzerland, France, Australia, and New Zealand.  The Board of Directors concluded that Mr. Swartz should serve as a director in light of the extensive experience in corporate finance, including equity and debt placements, that he has obtained through his 27 years of experience in that industry.
1999

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH NOMINEE DIRECTOR NAMED IN PROPOSAL NO. 1.

Corporate Governance

Our Board of Directors strongly believes in good corporate governance policies and practices.  We expect to continue to seek and implement those corporate governance practices that we believe will promote a high level of performance from our Board of Directors, officers and employees.  This section describes key corporate governance guidelines and practices that our Board has adopted.  Copies of the following corporate governance documents are posted on our website at www.peregrineinc.com (this website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement): (1) Code of Business Conduct and Ethics, (2)  Charter of the Compensation Committee of the Board of Directors, (3)  Charter of the Audit Committee of the Board of Directors, and (4)  Charter of the Nominating Committee of the Board of Directors.  If you would like a printed copy of any of these corporate governance documents, please send your request to Peregrine Pharmaceuticals, Inc., Attention: Corporate Secretary, 14282 Franklin Avenue, Tustin, California  92780.

Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the Delaware General Corporation Law and our Bylaws.  Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance.  Among the primary responsibilities of our Board of Directors is the oversight of the management of our Company.  Our directors remain informed of our business and management’s activities by reviewing documents provided to them before each board meeting and by attending presentations made by our chief executive officer and other members of management.  The Board of Directors held eight (8) formal meetings during the fiscal year ended April 30, 2010.  Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which he served during the fiscal year ended April 30, 2010.  In addition, members of the Board of Directors have access to our books, records and reports and independent auditors and advisors.  Members of our management frequently interact with and are at all times available to our directors.

Director Independence

Under applicable NASDAQ Marketplace rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of the current directors, as well as those standing for re-election, are independent directors as defined by the NASDAQ Marketplace Rules governing the independence of directors, except for Steven W. King, our President and Chief Executive Officer.

Our Audit, Compensation and Nominating Committees are composed entirely of independent directors as required by applicable Securities and Exchange Commission (“SEC”) and NASDAQ rules, including Rule 10A-3 under the Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, there are no family relationships among any of the directors or executive officers of the Company.

Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of any members of Peregrine’s management.  The independent members of the Board of Directors are scheduled to meet each time the Board holds its regularly scheduled meetings.

Committees of Our Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee.  Each of the three committees maintains a written charter approved by the Board of Directors.  The following is a summary of our three standing committees:

Compensation Committee.  The primary purposes of the Compensation Committee of the Board of Directors is to: (i) establish the compensation policy of the Company; (ii) ensure that the compensation of the Board of Directors, Chief Executive Officer and other corporate officers of the Company enables it to attract and retain high-quality leadership and is consistent with such policy; (iii) review the performance and development of the Company’s Chief Executive Officer and other corporate officers in achieving Company goals and objectives and to ensure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company; and (iv) produce an annual report on executive compensation for inclusion in the Company’s proxy statements, in accordance with applicable rules and regulations.  The Compensation Committee held five (5) meetings during the fiscal year ended April 30, 2010.  The Compensation Committee has the authority to determine director and executive compensation and may not delegate this authority.  The Compensation Committee’s members are currently Mr. Eric S. Swartz (chairman of the committee), Mr. Carlton M. Johnson and Mr. David H. Pohl.  Each of these members is independent under NASDAQ listing standards currently in effect.

Audit Committee.  The Audit Committee has the sole authority for the appointment, compensation and oversight of the work of the independent auditors, and responsibility for reviewing and discussing, prior to filing or issuance, with management and the independent auditors (when appropriate) the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K. The Audit Committee carries out its responsibilities in accordance with the terms of its charter.  The Audit Committee met five (5) times during the fiscal year ended April 30, 2010.  The Audit Committee of our Board of Directors has determined that Mr. Carlton M. Johnson is an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”) and is independent under the current listing standards of NASDAQ.  The Audit Committee meets the NASDAQ composition requirements, including the requirements regarding financial literacy and financial sophistication.  The current Audit Committee members are Mr. Carlton M. Johnson (chairman of the committee), Mr. David H. Pohl and Mr. Eric S. Swartz.  Each of these members is independent under NASDAQ listing standards currently in effect.

Nominating Committee.  The primary purpose of the Nominating Committee of the Board is to (i) make recommendations to the Board regarding the size of the Board, (ii) make recommendations to the Board regarding criteria for the selection of director nominees, (iii) identify and recommend to the Board for selection as director nominees individuals qualified to become members of the Board, including stockholder recommendations, and (iv) recommend committee assignments to the Board.  The qualities and skills sought in prospective members of the Board will be determined by the independent directors.  Generally, director candidates must be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspective and skills appropriate for the Company.  Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company.  The Nominating Committee does not have a written policy with respect to Board diversity; however, the committee’s goal is to assemble a Board that brings to the Company a diversity of knowledge, skills and expertise derived from high quality business and professional experience. We believe a Board with these attributes leads to improved company performance by encouraging new ideas and perspectives and expanding the knowledge base available to management.  The Nominating Committee met two (2) times during the fiscal year ended April 30, 2010.  The Nominating Committee’s members are Mr. David H. Pohl (chairman of the committee), Mr. Carlton M. Johnson and Mr. Eric S. Swartz.  Each of these members is independent under NASDAQ listing standards currently in effect.

Board Leadership Structure

The Board works collectively as a unit, without one designated leader.  As such, we do not currently have a Chairman of the Board.  One of our directors is Mr. King, who is also our President and Chief Executive Officer.  The Board has determined that its current structure is in the best interests of the Company and its stockholders.  We believe the independent nature of the Audit Committee, the Compensation Committee, and the Nominating Committee, as well as the practice of the independent directors regularly meeting in executive session without Mr. King and the other members of the Company’s management present, ensures that the Board maintains a level of independent oversight of management that is appropriate for the Company.  Further, this structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing Board priorities and procedures.  The Board will review from time to time the appropriateness of its leadership structure and implement any changes it may deem necessary.

Risk Oversight

The Board oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives to improve long-term performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Board is advised by these committees of significant risks and management’s response via periodic updates.

Communicating with the Board of Directors

Under our Code of Business Conduct and Ethics, we have established an Open Door Policy and Hotline for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our Policy on Business Conduct and Ethics, including matters relating to accounting and auditing matters.  In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters.  Written communications from our stockholders and employees may be sent to: Peregrine Pharmaceuticals, Inc., Attention: Audit Committee Chair, 14282 Franklin Avenue, Tustin, California 92780.

In addition, the Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board on appropriate matters.  In addition, stockholders may communicate in writing with any particular director, or the directors as a group, by sending such written communication to: Board of Directors, Attention: Corporate Secretary, Peregrine Pharmaceuticals, Inc., 14282 Franklin Avenue, Tustin, California 92780.  Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s).  Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics.

Director Attendance at Annual Meetings of Stockholders

We have no policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend our annual meetings at which they stand for re-election.

Director Compensation

Members of the Board of Directors who are also our employees receive no additional compensation for serving as directors.  The following information outlines the compensation paid to our non-employee directors, including annual base retainer fees, meeting attendance fees, and option awards for the fiscal year ended April 30, 2010:

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Carlton M. Johnson	151,000	(3)	482,700	96,715	(5)	730,415
David H. Pohl	91,000	(4)	482,700	-		573,700
Eric S. Swartz	91,000	(4)	482,700	-		573,700

(1)
In fiscal year 2010, each non-employee director was eligible to receive an annual cash retainer fee of $60,000 per year, which amount was increased to $90,000 per year effective November 1, 2009.  In addition, the chairman of the Audit Committee was eligible to receive an additional annual cash retainer fee of $60,000.  Moreover, each non-employee director was also eligible to receive a fee of $2,000 for each Board meeting attended, whether in-person or telephonically, and a fee of $2,000 for each additional Company meeting attended in excess of four hours in length.

(2)
Represents the grant date fair value of the option awards granted in fiscal year 2010 computed in accordance with the authoritative guidance for share-based compensation.  During fiscal year 2010, each Director was granted an option to purchase 250,000 shares of common stock of the Company at an exercise price of $2.93 per share.  The assumptions used in determining the grant date fair values of the option awards are set forth in Note 8 “Equity Compensation Plans” in our Form 10-K for the period ended April 30, 2010, as filed with the SEC on July 14, 2010.  Amounts do not represent amounts paid to or realized by the non-employee director.  In addition, these amounts do not correspond to the actual value that may be recognized by the non-employee director.

As of April 30, 2010, each non-employee director held the following number of shares of common stock underlying outstanding stock options:

Number of Shares Underlying
Director	Outstanding Stock Options
Carlton M. Johnson	440,000
David H. Pohl	370,000
Eric S. Swartz	440,000

(3)	Includes an annual base retainer of $75,000, an annual retainer of $60,000 for Mr. Johnson’s role as chairman of the Audit Committee, and meeting fees of $16,000.
(4)	Includes an annual retainer of $75,000 and meeting fees of $16,000.
(5)
Represents amount paid under an Option Exercise Forbearance Agreement (the “Agreement”) to Mr. Johnson.  On December 22, 1999, the Company’s Board of Directors granted stock options to its employees and one existing member of the Board of Directors (“Option Holders”), which stock options were set to expire on December 22, 2009, unless exercised prior to such date.  On December 9, 2009, the Company’s Board of Directors deemed it to be in the best interest of the Company to enter into an Agreement with the Option Holders whereby each Option Holder received the same amount in net proceeds as if he had exercised his stock options in the open market based on the market price paid per share equal to the volume weighted average price of the Company’s common stock sold under its At-the-Market Issuance agreement with Wm Smith & Co during the period from August 1, 2009 to December 4, 2009 in exchange for allowing the options to expire unexercised.

Proposal No. 2: Ratify Appointment of Independent Registered Public Accounting Firm

The next proposal on the agenda for the Annual Meeting will be ratifying the Board’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for current fiscal year ending April 30, 2011.  Our Board of Directors, upon the recommendation of its Audit Committee, has ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2011, subject to ratification by our stockholders.  Ernst & Young LLP has served in this capacity for each of the ten (10) years ended April 30, 2010, and has reported on the Company’s fiscal year 2010 consolidated financial statements.  During the ten (10) fiscal years ended April 30, 2010, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  The Audit Committee recommended to the Board that Ernst & Young LLP be re-appointed for fiscal year 2011.

Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Bylaws or otherwise.  However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.

Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to the Company for the fiscal years ended April 30, 2010 and 2009 by Ernst & Young LLP, our independent registered public accounting firm:

	2010	2009
Audit fees	$338,000	$272,000
Audit related fees	-	-
Tax fees	15,000	15,000
All other fees	2,000	2,000

Total fees	$355,000	$289,000

Audit fees pertain to the audit of our annual consolidated financial statements for fiscal years 2010 and 2009, including attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and timely reviews of our quarterly consolidated financial statements, consents, comfort letters, and review of documents filed with the Securities and Exchange Commission (“SEC”), including registration statements on Form S-3.

Tax fees relate to tax compliance services rendered in the preparation of our tax returns.

All other fees are attributable to the Company’s subscription to an Ernst & Young LLP online service used for accounting research purposes for fiscal years 2010 and 2009.

Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules.  From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by Ernst & Young LLP.

Ernst & Young LLP did not perform any professional services with respect to information systems design and implementation for the years ended April 30, 2010 and 2009.  The Audit Committee has considered whether the services provided by Ernst & Young LLP are compatible with maintaining that firm’s independence.

Report of the Audit Committee of the Board of Directors (*)

Each year, the Board of Directors appoints an Audit Committee to review the Company’s financial matters. We operate pursuant to a written Audit Committee Charter adopted by the Board of Directors.  In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the NASDAQ Marketplace Rules as currently in effect.  As part of our oversight of our Company’s financial statements, our Chairman of the Audit Committee reviews and discusses with both management and Ernst & Young LLP all annual and quarterly financial statements prior to their issuance.  In addition, our responsibilities include recommending to the Board an accounting firm to be hired as the Company’s independent registered public accounting firm.  We are also responsible for recommending to the Board that the Company’s financial statements be included in its Annual Report.  We have taken the following steps in making our recommendation that the Company’s financial statements be included in its Annual Report:

1.
The Audit Committee discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, for fiscal year ended April 30, 2010, those matters required to be discussed by Statement on Auditing Standards No. 61, including information regarding the scope and results of the audit.  These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

2.
The Audit Committee discussed with Ernst & Young LLP its independence and received from Ernst & Young LLP a letter concerning independence as required under applicable independence standards for auditors of public companies.  This discussion and disclosure helped the Audit Committee in evaluating such independence.

3.
The Audit Committee reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s audited consolidated balance sheet at April 30, 2010, and consolidated statements of operations, cash flows and stockholders’ equity for the fiscal year ended April 30, 2010.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board that the Company’s financial statements be included in its annual report for its fiscal year ended April 30, 2010.  The Audit Committee also recommended to the Board the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2011.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Carlton M. Johnson, Chairman of the Audit Committee
David H. Pohl
Eric S. Swartz

*  The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Proposal No. 3: 2010 Stock Incentive Plan

Introduction

The Board of Directors is requesting stockholder approval of the Company’s 2010 Stock Incentive Plan (the “Incentive Plan”).  The Board of Directors approved the Incentive Plan to help us:

•	Attract, retain, motivate and reward officers, employees, directors, consultants and other service providers of the Company;
•	Provide equitable and competitive compensation opportunities;
•	Recognize individual contributions and reward achievement of our goals; and
•	Promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

The Board of Directors and the Compensation Committee believe that awards linked to common stock and awards with terms tied to our performance can provide incentives for the achievement of important performance objectives and promote the long-term success of the Company.  Therefore, they view the 2010 Incentive Plan as a key element of our overall compensation program.

The material features of the Incentive Plan are summarized below.  The summary is qualified in its entirety by reference to the specific provisions of the Incentive Plan, the full text of which is set forth as Exhibit A to this Proxy Statement.  Capitalized terms used but not defined have the meaning given to such term in the 2010 Incentive Plan.

General Information

On August 12, 2010, the Board adopted, subject to stockholder approval, the Peregrine Pharmaceuticals, Inc. 2010 Stock Incentive Plan (the “2010 Incentive Plan”).  The 2010 Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights (“SARs”), and stock grant awards.  The 2010 Incentive Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

The 2010 Incentive Plan will be administered by the Compensation Committee or such other committee as may be designated by the Board (the “Committee”).  The Committee must be comprised of at least three (3) members of the Board.  Each Committee member must be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act if required to meet the conditions for exemption from Section 16(b) of the Exchange Act and an “outside director” as defined in Section 162(m) of the Code.  The Committee, by majority action, is authorized to interpret the 2010 Incentive Plan, to prescribe, amend, and rescind rules and regulations relating to the 2010 Incentive Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the 2010 Incentive Plan, to the extent they are not inconsistent with the 2010 Incentive Plan.

The Committee will have the authority, to determine the participants who are entitled to receive awards under the 2010 Incentive Plan, the types of awards, the times when awards shall be granted, the number of awards, the purchase price or exercise price, if any, the period(s) during which such awards shall be exercisable (whether in whole or in part), the restrictions applicable to awards, the form of each award agreement, and the schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an award and accelerations or waivers thereof, based in each case on such considerations as the Committee deems appropriate.  The Committee will not have the authority to accelerate the vesting or waive the forfeiture of any performance-based awards (as described below). Neither the award agreement or the other terms and provisions of any award must be identical for each participant.

The Committee will have the authority to modify existing awards, subject to specified provisions of the 2010 Incentive Plan and the listing requirements of The Nasdaq Stock Market or such other exchange on which the Company stock is traded. The Committee will be prohibited from repricing any previously granted options or SARs without first obtaining stockholder approval.

Stock Subject to 2010 Incentive Plan

A total of 3,500,000 shares of common stock are reserved for issuance under the 2010 Incentive Plan, subject to stockholder approval.  Nothwithstanding the above, the maximum number of shares of stock that may be issued as incentive stock options under the Plan shall be 3,500,000.

Subject to the express provisions of the 2010 Incentive Plan, if any award granted under the 2010 Incentive Plan terminates, expires, lapses for any reason, or is paid in cash, any stock subject to or surrendered for such award will again be stock available for the grant of an award under the 2010 Incentive Plan.  The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance pursuant to the 2010 Incentive Plan by the entire number of shares of stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise.  Also, shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for grant or sale under the 2010 Incentive Plan.

The maximum number of shares of common stock that may be granted to a participant, who is a covered employee, during any fiscal year with respect to one or more awards, shall be 250,000 shares.

Eligibility

All employees, officers, non-employee directors of, and consultants to, the Company or an affiliate, as determined by the Committee, are eligible to participate in the 2010 Incentive Plan.  Notwithstanding the foregoing, the Company’s Named Executive Officers (specifically, Steven W. King, Paul J. Lytle, Shelley P.M. Fussey and Joseph S. Shan) and existing Non-Employee Directors (specifically Eric S. Swartz, Carlton M. Johnson and David H. Pohl) are not eligible to receive any Awards under the 2010 Incentive Plan for a period of two years following the date the Plan was adopted by the Board of Directors (or until August 12, 2012).

Awards Available Under the 2010 Incentive Plan

The following types of awards may be granted pursuant to the 2010 Incentive Plan: options, restricted stock rights, restricted stock, performance shares, performance share units, performance cash awards, stock appreciation rights and stock grant awards.

Stock Options.  The Committee may grant incentive stock options and nonqualified stock options under the 2010 Incentive Plan.  Incentive stock options will be granted only to participants who are employees.  The exercise price of all options granted under the 2010 Incentive Plan will be at least 100% of the fair market value of Company stock on the date granted.  No option may be exercised more than ten (10) years from the date of grant.  The Committee will determine the methods by which the exercise price of an option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and how shares of stock will be delivered or deemed delivered to participants. A participant will have no rights as a stockholder with respect to options until the record date of the stock purchase.

Restricted Stock Rights.  The Committee may grant restricted stock rights awards under the 2010 Incentive Plan.  A restricted stock right award gives the participant the right to receive common stock or a cash payment equal to the fair market value (determined as of a specified date) in the future.  Shares of common stock are not issued under the award until specified restrictions lapse.  The restrictions typically involve the achievement of specified performance targets and/or the continued employment of the participant until a specified date.  Participants holding restricted stock rights have no voting rights with respect to the shares of stock subject to their restricted stock rights award.

Restricted Stock.  The Committee may grant restricted stock under the 2010 Incentive Plan.  A restricted stock award gives the participant the right to receive a specified number of shares of common stock at a purchase price determined by the Committee (including and typically zero).  Restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met.  The restrictions will lapse in accordance with a schedule or other conditions as determined by the Committee.  As a general rule, if a participant terminates employment when the restricted stock is subject to restrictions, the participant forfeits the unvested restricted stock.  The Committee may, in its discretion, waive the restrictions in whole or in part, unless the restricted stock award is a performance-based award (as described below).

Performance Shares.  The Committee may grant performance share awards under the 2010 Incentive Plan.  A performance share award gives the participant the right to receive common stock of the Company if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee.  Each performance share will have a value determined by the Committee at the time of grant.

Performance Share Units.  The Committee may grant performance share unit awards under the 2010 Incentive Plan.  A performance share unit award gives the participant the right to receive common stock of the Company, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee.  Each performance share unit will have a value determined by the Committee at the time of grant.

Performance Cash Awards.  The Committee may grant performance cash awards under the Plan.  A performance cash award gives the participant the right to receive a cash payment if certain performance goals are satisfied during a performance period specified by the Committee.

Stock Appreciation Rights.  The Committee may grant SARs under the 2010 Incentive Plan.  A SAR gives the participant the right to share in the appreciation in value of one share of common stock of the Company.  Appreciation is calculated as the excess of (i) the fair market value of a share of common stock on the date of exercise over (ii) the price fixed by the Committee on the grant date, which may not be less than the fair market value of a share of common stock on the grant date.  Payment for SARs shall be made in stock.  SARs are exercisable at the time and subject to the restrictions and conditions as the Committee approves, provided that no SAR may be exercised more than ten (10) years following the grant date.

Stock Grant Awards.  The Committee may grant stock awards under the Plan.  A stock grant award gives the participant the right to receive, or the right to purchase at a predetermined price, shares of Stock free from vesting restrictions.  A stock grant award may be granted or sold as consideration for past services, other consideration or in lieu of cash compensation due to any participant.

Performance-Based Awards.  When the Committee grants restricted stock, restricted stock rights, performance shares, performance share units, or performance cash awards it may designate the award as a performance-based award.  Options and SARs granted pursuant to the 2010 Incentive Plan should, by their terms, qualify as performance-based awards.  Performance-based awards are designed to qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code.  Section 162(m) of the Code only applies to “covered employees” as that term is defined in Section 162(m) of the Code.  Therefore, only covered employees are eligible to receive awards that are designated as performance-based awards.  The Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception.  The Committee may, in its discretion, grant awards under the 2010 Incentive Plan to covered employees that do not qualify for the exception.

The payment of restricted stock, restricted stock rights, performance shares, performance share units, or performance cash awards that are designated as performance-based awards is contingent upon a covered employee’s achievement of pre-established performance goals during a specified performance period.  Performance goals are based on any one or more pre-established performance criteria.  The pre-established performance criteria are limited to the following: revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; operating margin; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added; share price performance; total stockholder return; improvement or attainment of corporate governance goals; attainment of regulatory approvals; attainment of clinical trial milestones; attainment of research and development milestones; contract or grant awards; regulatory inspections; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels.

With respect to any performance-based award granted to a covered employee that qualifies for the “performance-based compensation” exception to the Section 162(m) limitation, the Committee has the discretion to: select the length of the performance period, the type of performance-based awards to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, an affiliate or any division or business unit of any of them, or to the individual participant or any group of participants.  The Committee has the discretion to decrease the amount of compensation payable pursuant to any performance-based award but may not increase the compensation payable pursuant to any performance-based award.

The performance criteria and other related aspects of the 2010 Incentive Plan will be subject to stockholder approval again in 2014 if (as is currently the case) stockholder approval is then required to maintain the tax-deductible nature of performance-based compensation under the 2010 Incentive Plan.

The maximum amount of any performance-based award that may be granted to a covered employee during any performance period is 250,000 shares of common stock or the equivalent cash value.

Restrictions

The Committee may impose such restrictions on any awards under the 2010 Incentive Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.

Change in Control

If a Termination of Employment (or Service) occurs with respect to an employee or non-employee director Participant within two (2) years for Good Reason or without Cause (or such other period as may be specified in the Participants employment or other agreement with the Company or its subsidiary) following a Change in Control, all or any portion of an Award shall automatically become immediately vested and/or exercisable and that the restrictions relating to all such Awards shall lapse.  With respect to a Performance-Based Award, the award shall vest on a pro-rata basis at the end of the Performance Period based on the level of achievement of the Performance Goals applicable to such Award, as described in the Award Agreement.

Non-transferability

The Committee may, in it sole discretion, determine the right of a participant to transfer any award granted under the 2010 Incentive Plan.  Unless otherwise determined by the Committee, no award granted under the 2010 Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that it relates to an award granted under the 2010 Incentive Plan) in favor of a spouse, or, if applicable, until the termination of any restricted or performance period as determined by the Committee.

Adjustment Provisions

If there is a change in the outstanding shares of stock because of a stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of stock available under the 2010 Incentive Plan and subject to each outstanding award, and its stated exercise price or the basis upon which the award is measured, will be adjusted by the Committee.  Moreover, in the event of such transaction or event, the Committee, in its discretion may provide in substitution for any or all outstanding awards under the 2010 Incentive Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Code.  Further, with respect to any option or SAR that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.

Amendment, Modification and Termination of 2010 Incentive Plan

Subject to the Board’s right to amend or terminate the 2010 Incentive Plan at any time, the 2010 Incentive Plan will remain in effect until all awards issued under the 2010 Incentive Plan expire, terminate, are exercised or are paid in full in accordance with the 2010 Incentive Plan provisions and any award agreement.  However, no award may be granted under the 2010 Incentive Plan after the tenth anniversary of the date the 2010 Incentive Plan is approved by the Company’s stockholders unless the stockholders of the Company vote to approve an extension of the 2010 Incentive Plan prior to such expiration date.

The Board has discretion to terminate, amend or modify the 2010 Incentive Plan.  Any such action of the Board is subject to the approval of the stockholders to the extent required by law, regulation or the rules of any exchange on which Company stock is listed.  To the extent permitted by law, the Board may delegate to the Committee or the Chief Executive Officer the authority to approve non-substantive amendments to the 2010 Incentive Plan.  Except as otherwise provided in the 2010 Incentive Plan, the Board, Chief Executive Officer and the Committee may not do any of the following without stockholder approval:  reduce the purchase price or exercise price of any outstanding award, including any option or SAR; increase the number of shares available under the 2010 Incentive Plan; grant options with an exercise price that is below fair market value of a share of Company stock on the grant date; reprice previously granted options or SARs; or cancel any option or SAR in exchange for cash or any other award or in exchange for any option or SAR with an exercise price that is less than the exercise price for the original option or SAR.

Tax Withholding

The Company will have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the 2010 Incentive Plan.  To the extent that alternative methods of withholding are available under applicable laws, the Company will have the power to choose among such methods.

Federal Income Tax Information

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2010 Incentive Plan based on federal income tax laws in effect on January 1, 2009.  This summary is not intended to be exhaustive and does not describe state or local tax consequences.

As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant.  If a participant who receives a restricted stock grant makes the election permitted by Section 83(b) of the Code, the participant will recognize income on the award at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock rights, performance shares, performance share units, performance cash awards, or stock grant awards the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment.  The Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise.  However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable).  If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction.  If the holding period requirements are not met, the incentive stock option will not meet the requirements of the tax and the tax consequences described for nonqualified stock options will apply.

The final regulations promulgated under Section 409A of the Code became effective as of January 1, 2009.  If certain awards fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax.  The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Committee.  The Company intends (but cannot and does not guarantee) that awards granted under the 2010 Incentive Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the 2010 Incentive Plan in such a manner.

Special Rules Applicable to Officers

In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above.  In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

Tax Consequences to the Company or Its Affiliates

To the extent that an grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not subject to the $1 million deduction limit for certain executive compensation under Section 162(m) of the Code.

New Plan Benefits Table

Benefits under the 2010 Incentive Plan will depend on the Committee’s actions and the fair market value of the Company’s stock at various future dates.  Consequently, it is not possible to determine the future benefits that will be received by 2010 Incentive Plan participants.

Vote Required

Approval of the 2010 Incentive Plan requires the affirmative vote of a majority of votes cast.  Broker non-votes will not be treated as votes cast for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2010 STOCK INCENTIVE PLAN.

Proposal No. 4: 2010 Employee Stock Purchase Plan

Introduction

The Board has adopted and approved the Peregrine Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan (the “ESPP”) and is submitting the ESPP to our shareholders for approval at the 2010 Annual Meeting.  The Board believes that the ESPP will encourage broad employee stock ownership and align the employees’ economic interests with those of the Company’s shareholders with the hope of enhancing entrepreneurial spirit, which will greatly contribute to the Company’s long-term growth and profitability.

The ESPP provides a convenient way for eligible employees to authorize payroll deductions on a voluntary basis to purchase shares of the Company’s common stock.  Under the ESPP, the Company will initially sell shares to participants at a price equal to the lesser of 85% of the fair market value of stock at the (i) beginning of a six-month offering period or (ii) at the end of the six-month offering period.  The Company intends that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

The following is a summary of the principal features of the ESPP and its operation.  The summary is qualified in its entirety by reference to the specific provisions of the ESPP, the full text of which is set forth as Exhibit B to this Proxy Statement.

Administration

The ESPP will be administered by the Board or a committee of the Board. The Board or such committee has the authority to interpret the ESPP, construe terms, adopt rules and regulations, prescribe forms, and make all determinations under the ESPP.  If a participant is a member of the committee administering the ESPP, that person may not decide any matter relating to his or her participation in the ESPP.

Shares Available and Limitations on Share Issuances

Under the terms of the ESPP, eligible employees may purchase the shares of stock directly from the Company.  If the shareholders approve this proposal, a total of five million (5,000,000) shares (subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the Stock) will be reserved for issuance under the ESPP.  Shares purchased from the Company will be either authorized but unissued shares, treasury shares or shares purchased on the open market.  If an option is terminated, surrendered or cancelled without having been exercised, then the shares will again become available for issuance under the ESPP.

Unless otherwise determined by the committee, during any single offering period, a participant may not purchase more than the largest number of whole shares determined by dividing (1) the product of $2,083 times the number of full months in the offering period by (2) the fair market value on the first day of the offering period.

Eligibility

Generally, the employees of the Company and its subsidiaries who are customarily employed by the Company or its subsidiaries for more than 20 hours per week and for more than five months in a calendar year, who have been employed for at least six months prior to enrolling in the ESPP and who are employed on the first day of the applicable offering period are eligible to participate in the ESPP; except that no employee will be granted an option under the ESPP if such employee would, immediately after the grant, own 5% or more of the total combined voting power or value of all outstanding shares of all classes of securities of the Company or any subsidiary.  In addition, no participant shall be granted options to purchase shares having a fair market value greater than $25,000 in any calendar year.  As of July 31, 2010, 127 employees were eligible to participate in the ESPP’s initial offering period.

Offering Periods and Enrollment

The ESPP provides for two six-month offering periods per year during which payroll deductions will be made and held for the purchase of shares under the ESPP.  The first offering period will begin on the first trading day on or after each November 1; the second offering period will begin on the first trading day on or after each May 1.

An eligible employee may become a participant in the ESPP by completing and delivering an enrollment agreement to the Company (or its designee), or by following an electronic or other enrollment process determined by the Board (or committee) prior to the beginning of the offering period to which it relates.  The enrollment agreement will authorize the payroll deductions, which must be an amount not less than 2% nor more than 15% (or such higher or lower rates as the Board may later specify) of such employee’s “eligible compensation”, although an employee’s contributions may be reduced to the extent necessary to ensure that he or she will not purchase shares having a fair market value greater than $25,000 in any calendar year.  The contribution rate elected by a participant will continue in effect until modified by the participant.  All employee contributions will be made by means of direct payroll deduction.

After initial enrollment in the ESPP, the employee will be automatically re-enrolled in the ESPP for subsequent offering periods unless he or she files a notice of withdrawal, terminates employment, or otherwise become ineligible to participate.

For the purposes of the ESPP, the term “eligible compensation” includes base salary, overtime pay, and any retroactive base pay adjustments to his or her annual base salary. Eligible compensation does not include any other compensation including but not limited to, fringe benefits (including car allowances and relocation payments), employee discounts, stock-based compensation, bonuses, commissions (unless such commissions are an integral, recurring part of compensation), income from stock option exercises, expense reimbursements or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or a designated subsidiary makes to any benefit plan (including any 401(k) plan, or any other welfare or retirement plan).

Stock Purchase

The contributions of each participant will be credited to an account maintained on behalf of such participant.  On the last trading date of each offering period, each option is exercised automatically and each participant’s accumulated payroll deductions will be applied to the purchase of whole shares of Company common stock, up to the maximum number of shares permitted under the ESPP in a given offering period.  Any amounts remaining credited to a participant’s account on the last trading day of the offering period shall be refunded as soon as practicable thereafter, except that any balance which is less than the purchase price of one share of common stock will be carried forward into the employee’s payroll deduction account for the subsequent offering, unless the employee elects not to participate in the subsequent offering, in which case, the balance in the employee’s account shall be refunded.

Participants will have the exclusive right to vote or direct the voting of shares once the shares are purchased and transferred into the participant’s name on the Company’s books and records.  Participants’ rights under the ESPP are nontransferable except pursuant to the laws of descent and distribution.

Withdrawal from the ESPP

If a participant wishes to cease participation in the ESPP, the participant must deliver a withdrawal notice to the Company (or its designee) in such form prescribed by the Company at any time prior to the date specified by the Committee, or if no such date is specified, at least five business days prior to the last trading day of such offering period.  Enrollment will also terminate upon termination of a participant’s employment by the Company and its subsidiaries.  Upon termination of enrollment, cash amounts resulting from previous payroll contributions will be repaid to the participant.

ESPP Costs

The Company will pay costs and expenses incurred in the administration of the ESPP and maintenance of accounts, and will pay brokerage fees and commissions for purchases.  The Company will not pay brokerage fees and expenses relating to sales by participants, and participants may be charged reasonable fees for withdrawals of share certificates and other specified services.

Corporate Transactions

If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or if the Company is liquidated, then all outstanding Options under the ESPP shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or liquidation (deemed the end of the offering period in such case) at the purchase price described above.

Amendment and Termination

The Board may amend, alter, suspend, discontinue, or terminate the ESPP without further shareholder approval, except shareholder approval must be obtained within one year after the such action if shareholder approval is required by law or regulation or under the rules of any automated quotation system or securities exchange (such as the NASDAQ) on which the Stock is then quoted or listed, or if such shareholder approval is necessary in order for the ESPP to continue to meet the requirements of Section 423 of the Code.  The ESPP will continue until terminated by action of the Board, although as noted above, the number of shares authorized under the ESPP is limited.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the ESPP and with respect to the sale of shares of our common stock acquired under the ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Rights to purchase shares under the ESPP are intended to constitute “options” issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code.  Changes to these laws could alter the tax consequences described below.

(1)           No taxable income results to the participants upon the grant of a right to purchase or upon the purchase of shares for his or her account under the ESPP (although the amount of a participant’s payroll contributions under the ESPP will be taxable as ordinary income to the participant).

(2)           If the participant disposes of shares less than two years after the first day of a offering period with respect to which he or she purchased the shares, the participant will realize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the amount of the participant’s payroll deductions used to purchase the shares.

(3)           If the participant holds the shares for at least two years after the first day of a offering period with respect to which he or she purchased the shares, at the time the participant disposes of the shares he or she will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares on the first day of the offering period minus the amount of the participant’s payroll deductions used to purchase the shares, and (ii) the fair market value of the shares on the date of disposition minus the amount of the participant’s payroll deductions used to purchase the shares.

(4)           In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the stock and the participant’s basis in the stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).

(5)           If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of stock applicable to such participant.  If such statutory holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The foregoing provides only a general description of the application of federal income tax laws to the ESPP.  The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.  Because of the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

Vote Required

Adoption of the ESPP requires approval by holders of a majority of the outstanding shares of Company stock who are present, or represented, and entitled to vote thereon, at the Meeting of Shareholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2010 EMPLOYEE STOCK PURCHASE PLAN.

Security Ownership Of Certain Beneficial Owners, Directors And Management

Share Ownership

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 11, 2010, by: (i) each stockholder known to us to beneficially own more than 5% of our common stock; (ii) each director and director nominee; (iii) our Chief Executive Officer, Chief Financial Officer, and our other Named Executive Officers for the fiscal year ended April 30, 2010; and (iv) all directors, director nominees, and Named Executive Officers of the Company as a group.  In general, “Beneficial Ownership” refers to shares that an individual or entity has the power to vote or dispose of, and any rights to acquire common stock that are currently exercisable or will become exercisable within 60 days of August 11, 2010.  Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner (a)	Number of Shares		Percent (b)
Eric S. Swartz	898,618	(c)(d)	1.59%
Steven W. King	333,561	(c)	*
Carlton M. Johnson	260,159	(c)	*
Paul J. Lytle	207,367	(c)	*
David H. Pohl	184,500	(c)	*
Joseph S. Shan	113,831	(c)	*
Shelley P.M. Fussey, Ph.D.	100,278	(c)	*
All directors, director nominees and executive officers as a group (7 persons)	2,098,314	(c)(d)	3.66%

 * Less than 1% of the outstanding shares of our common stock.
(a)	The address of all of our executive officers and directors is in c/o Peregrine Pharmaceuticals, Inc., 14282 Franklin Avenue, Tustin, California, 92780.
(b)
Percent of common stock computed on the basis of shares outstanding at August 11, 2010, plus shares that could be acquired through the exercise of stock options that will become exercisable within 60 days of August 11, 2010.

(c)
Includes shares which the individuals shown above have the right to acquire as of August 11, 2010, or within 60 days thereafter, pursuant to outstanding stock options as follows: Mr. Swartz – 252,500 shares; Mr. King – 245,250 shares; Mr. Johnson – 252,500 shares; Mr. Lytle – 147,000 shares; Mr. Pohl – 182,500 shares; Mr. Shan – 88,395 shares; and Dr. Fussey – 71,250 shares.  Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.

(d)
Includes 107,739 shares of common stock owned by Swartz Ventures, Inc., 100,000 shares of common stock owned by Highlight Fund, LLC, and 52,978 shares held in an Individual Retirement Account (“IRA”) for the benefit of Mr. Swartz.  Mr. Swartz has sole control over Swartz Ventures, Inc., Highlight Fund, LLC and his IRA.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with The NASDAQ Stock Market.  Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).  Based solely on our review of the copies of such reports we received, and written representations from certain Reporting Persons that no other reports were required for those persons, to the best of our knowledge, we believe that during the year ended April 30, 2010, each of the Reporting Persons met all applicable Section 16(a) filing requirements.

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid to each of our Named Executive Officers during fiscal year 2010 and describes our policies and decisions made with respect to the information contained in the following tables, related footnotes and narrative for fiscal year 2010.  We also describe various actions regarding Named Executive Officers compensation taken before or after fiscal year 2010 when we believe it enhances the understanding of our executive compensation program.

Compensation Philosophy and Policies

Executive compensation programs affect all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations.  Because we believe the performance of every employee is important to our success, we are mindful of the effect executive compensation and incentive programs have on all of our employees.

Our Compensation Committee (the “Committee”) continuously evaluates the performance, and no less frequently than annually, determines or modifies the compensation of our Chief Executive Officer (“CEO”) and our other executive officers based upon a number of factors, including our attainment of certain corporate goals and clinical milestones approved by the Committee, individual performance and contribution towards the attainment of our corporate goals, levels of responsibility and experience, and breadth of knowledge.  In addition, through fiscal year end 2010, we have not funded retirement programs, company cars or other expensive perquisites for our executives.

The employment market for personnel and executives with experience in the biotechnology and pharmaceutical industry in Southern California is very competitive because there are several pharmaceutical, biotechnology and medical device companies in that region.  The majority of our competitors in this geographic area have more resources than we do which makes it more difficult for us to hire and retain key personnel.  As a result, the Committee must establish compensation packages that will enable the Company to be competitive with the local market.

Given the competitive environment in which we operate, the compensation philosophy of the Committee with respect to our executive officers, including the CEO, is:

●
to maintain an overall compensation structure designed to attract, retain and motivate executives of outstanding ability who are critical to our long-term success by providing appropriate levels of risk and reward, in proportion to individual contribution and performance;

●
to establish appropriate incentives to further the Company’s long-term strategic plan and to hold executives accountable, through their compensation, for their individual and corporate performance; and

●	to align the interests of executives with those of the stockholders.

The Chief Executive Officer, who attends most meetings of the Compensation Committee, assists the Committee in determining the compensation of all other executive officers by, among other things:

●	setting the base salaries of the other executive officers within limits established by the Committee;
●
establishing annual individual performance objectives for the other executive officers and evaluating their performance against such objectives (the Committee reviews these performance evaluations); and

●	making recommendations, from time to time, for special stock grants or stock option grants (e.g., for motivational or retention purposes) to other executive officers.

The other executive officers do not have a role in determining their own compensation, other than discussing their annual individual performance objectives with the President and Chief Executive Officer.

Components of Our Executive Compensation Program

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation.  Instead, the Committee, after reviewing information gathered from an outside compensation database, determines subjectively what it believes to be the appropriate level and mix of the various compensation components.

The primary elements of our executive compensation program are:

●	base salary;
●	annual discretionary and/or incentive bonuses paid in cash or stock;
●	equity awards (including stock option and restricted stock awards);
●	employment agreements and severance and change-in-control benefits; and
●	perquisites and other benefits.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives.  When establishing base salaries for fiscal year 2010, the Committee considered various data regarding the base salaries of executive officers in comparable positions at other biotechnology companies.  Additional factors included, but were not limited to, company size, market capitalization, stage of development of a company’s products and geographic location.  The Committee also considered the individual experience level and actual performance of each executive officer in light of Peregrine’s needs and objectives.  The Committee did not retain the services of a compensation consultant because it felt that compensation levels were well within the range of comparable companies in the geographical area, and therefore did not feel the additional cost was justifiable.

Base salaries are reviewed at least annually by the Committee, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience, subject to minimum salary requirements set forth in applicable employment agreements.  Base salaries may be increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives as well as our combined success in meeting corporate goals, including research and clinical milestones.  An executive’s base salary is also evaluated by reviewing the executive’s other compensation components to ensure that the executive’s total compensation is in line with our overall compensation philosophy as discussed above.

The annual base salary of our Named Executive Officers for fiscal year 2011 is as follows:

Named Executive Officer	Annual Base Salary($)
Steven W. King	390,009	(1)
Paul J. Lytle	304,497	(1)
Shelley P.M. Fussey, Ph.D	275,000	(1)
Joseph S. Shan	250,000	(2)

(1)  Annual base salary is unchanged from fiscal year 2010.
(2) Mr. Shan’s annual base salary was increased from $203,490 to $250,000 effective July 5, 2010.

Discretionary Annual Cash Bonus

Pursuant to their employment agreements, Messrs. Steven W. King, Paul J. Lytle and Joseph S. Shan and Dr. Shelley P.M. Fussey are eligible for annual discretionary bonuses as may be determined by our Board of Directors.  Annual cash bonuses are intended to motivate executives and compensate them for achieving financial and operational goals and individual performance objectives.  The annual discretionary bonuses may be in an amount up to a predetermined percentage of such executive’s then current base salary as follows:  Mr. King - 100%; Mr. Lytle - 50%; Dr. Fussey - 30%; and Mr. Shan - 30%.

On December 9, 2009, the Company’s Board of Directors authorized a one-time discretionary cash bonus to the Named Executive Officers in recognition of their contributions toward successfully completing discussions with the Food and Drug Administration in November 2009 that allowed the Company to initiate two bavituximab Phase IIb clinical studies to treat non-small cell lung cancer.  The individual bonus amounts approved for the Named Executive Officers are as follows:  Mr. Steven King - $97,502; Mr. Paul Lytle - $60,899; Dr. Shelley Fussey - $55,000; and Mr. Joseph Shan - $50,873.

Equity Awards

Stock Option Awards and Grant Practices.  Based on market practice and our objective to align executives’ interest with those of our stockholders, we currently use stock options awards as the primary form of long-term incentive compensation for executives and other employees.  Stock awards to our executive officers are periodically granted by the compensation committee of Board of Directors at their discretion.  The grant date of annual and other grants is either on the date the compensation committee approves the grants or on a pre-selected later date, such as a future hire date.  During the fiscal year ended April 30, 2010, the Committee authorized the grant of stock options to executive officers as further described in the below table titled “Fiscal Year 2010 Grants of Plan-Based Awards”.

Restricted Stock Awards and Award Practices. In addition to stock options, we also use restricted stock awards as a form of long-term incentive compensation for executives and other employees.   Restricted stock awards are shares of common stock that vest in accordance with the terms established by the compensation committee.  Usually, the awards will be subject to vesting upon the Company’s timely attainment of certain predetermined clinical, financial or operational milestones with specific targeted attainment dates.  During the fiscal year ended April 30, 2010, the Committee authorized the grant of restricted stock awards to executive officers as further described in the below table titled “Fiscal Year 2010 Grants of Plan-Based Awards”.

Employment Agreements, Severance and Change-in-Control Benefits

We have employment agreements with Messrs. Steven W. King, Paul J. Lytle and Joseph S. Shan and Dr. Shelley P.M. Fussey providing for severance payments and accelerated vesting benefits triggered by various termination events. For a description of these agreements and our potential payment obligations, please see "Overview of Employment Agreements and Potential Payments Upon Termination or a Change of Control" and the related tabular disclosure below.

When entering into employment agreements which provide for post-termination compensation for our Named Executive Officers, the Committee considers, among multiple factors, peer company practice, retention needs and consistency of post-termination compensation among our executives.  Gains from prior equity awards are not a material consideration in setting the level of such compensation.  In particular, we believe such employment agreements benefit us and our stockholders by attracting and retaining executives in a marketplace where such protections are commonly offered by our peer companies.  We also believe that severance protection triggered by a change-in-control allows our executives to assess a potential change of control objectively, from the perspective of what is best for our stockholders, without regard to the potential impact of the transaction on their own job security. Further, we believe the severance protection offered under the employment agreements are balanced with the interests of Peregrine and its stockholders, as the executives are bound by non-disclosure, non-competition, and non-solicitation arrangements and must execute a general release in favor of Peregrine as a condition to receiving benefits under these agreements.  All of the Named Executive Officers are “at will” employees.

These employment agreements, other than Mr. King’s and Mr. Lytle’s which renew in 2011, are subject to renewal annually and, as part of the Committee's review of all of our executive compensation practices, will be reviewed to ensure that they continue to serve our interests in retaining these key executives, remain consistent with packages offered by our peers, and provide reasonable levels of severance protection and compensation.

Perquisites and Other Benefits

We maintain broad-based benefits that are provided to all employees, including health, dental, and vision insurance, life and disability insurance and a 401(k) plan.  Under the 401(k) plan, executive officers are allowed to contribute on the same basis as other employees of the Company as determined by IRS regulations.  Through fiscal year 2010, the Company has not made any matching employee contributions to the 401(k) plan.  In addition, executive officers are eligible to participate in the same employee benefit plans as all other employees.  The cost of health and dental insurance was 100% covered by the Company for executive officers during fiscal year 2010.  In addition, all employees, including executive officers, receive $50,000 in term-life insurance, long-term disability benefits, and vision insurance at no cost to the employee.  We also provide all employees, including executive officers, the option to make pre-tax payroll deductions up to $3,500 per year under a flexible spending account plan that can be utilized for out-of-pocket medical, dental and other allowable expenses.  The Company also provides paid-time-off benefits to cover vacation and sick time and annually determined Company holidays.

Factors for Determining Compensation

Performance.  One of the primary objectives of our compensation program is to motivate our executive officers to achieve our short and long-term strategic goals.  These goals are tied to, among other things, the advancement of our product pipeline, the attainment of clinical and regulatory milestones, the development, acquisition and out-licensing of key technologies, and the securing of capital funding.  In addition to linking compensation to the attainment of pre-approved goals, individual performance is assessed on the basis of more subjective, non-formulaic, criteria, such as:

●	involvement in, and responsibility for, the development and implementation of our strategic plans and the attainment of our strategic and operating objectives;
●	participation in the achievement of strategic or regulatory milestones;
●	contribution to the management team and application of managerial leadership skills;
●	involvement in accessing capital to fund our research and development operations and other business activities; and
●	role in protecting and realizing the value of our intellectual property.

Market Benchmarks.  We believe that our select peer group provides useful information to help us establish competitive compensation practices and levels of compensation that allow us to attract, retain and motivate a talented executive team and, at the same time, aligns the interests of our executives with those of our stockholders.  Accordingly, in fiscal year 2010, we reviewed and compared, among other things, the total cash and long-term equity incentive compensation and the amounts of our primary executive compensation components—base salary, annual cash award and long-term equity awards—against comparable compensation paid within our peer group.  In fiscal year 2010, we utilized EquilarInsight™ to determine a peer group of pharmaceutical and biopharmaceutical companies based on relative company size (e.g., market capitalization and number of employees), stage of development, performance and geographic location as compared to peer companies, as well as the specific responsibilities of our executives.  In addition, this peer group also includes companies with which we believe we must compete for talent.  The Committee intends to review and modify this peer group periodically to ensure that this list remains aligned with our size and stage of development.  For fiscal year 2010, our peer group consisted of the following 20 companies: Alexza Pharmaceuticals, Inc., Ariad Pharmaceuticals, Inc., Aryx Therapeutics, Inc., Biocryst Pharmaceuticals, Inc., Celldex Therapeutics, Inc., Cypress Bioscience, Inc., Cytokinetics, Inc., Cytori Therapeutics, Inc., Dyax Corp., Idenix Pharmaceuticals, Inc., Immunomedics, Inc., Infinity Pharmaceuticals, Inc., Ista Pharmaceuticals, Inc., Neurocrine Biosciences, Inc., Orexigen Therapeutics, Inc., Seattle Genetics, Inc., Spectrum Pharmaceuticals, Inc., SuperGen, Inc., Vical, Inc., and Xoma, Ltd.

The executive employment market in the biotechnology and pharmaceutical industry in Southern California is very competitive because there are many pharmaceutical, biotechnology and medical device companies in that region, many of which are similar to us in size and stage of development.  We believe our executive compensation must be competitive within such a peer group, yet fully aligned with our current stage of development and our responsibilities to stockholders.  This benchmarking indicated that the Company’s compensation of its Named Executive Officers was between the 29th and 53rd percentile of our peer group for our current Named Executive Officers.  The Compensation Committee considered this benchmarking information as one consideration in making the fiscal year 2010 compensation decisions described below, primarily to determine whether compensation paid to Named Executive Officers, in light of company and individual performance, is at, above or below the median of executive compensation among the Company’s peer group.

Summary

The compensation committee believes Peregrine’s compensation programs are designed and administered in a manner consistent with its compensation philosophy and objectives.  We monitor these programs in recognition of the dynamic marketplace in which Peregrine competes for talent.  Peregrine intends to continue to emphasize pay-for-performance and equity-based incentive programs that reward executives for actual results and that are consistent with stockholder interests.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information as of April 30, 2010 regarding our current Named Executive Officers:

Named Executive Officer	Age	Position
Steven W. King	46	President and Chief Executive Officer, Director
Paul J. Lytle	42	Chief Financial Officer and Corporate Secretary
Shelley P.M. Fussey, Ph.D	44	Vice President, Intellectual Property
Joseph S. Shan	37	Vice President, Clinical & Regulatory Affairs

The following biographies describe the business experience of our Named Executive Officers. (For the biography of Mr.  King, see “Proposal No. 1, Election of Directors” above.)

Paul J. Lytle has served as Chief Financial Officer since August 2002 and has over 16 years of finance and accounting experience.  Mr. Lytle oversees various functions, including finance and accounting, financial reporting, Corporate Governance, investor relations, human resources and information technology.  Mr. Lytle started with Peregrine in March 1997 as Corporate Controller and has held positions of increasing responsibility at the Company.  Mr. Lytle was promoted to Vice President of Finance and Accounting and was elected as the Company’s Corporate Secretary in 2000.  Prior to joining Peregrine, Mr. Lytle worked for Deloitte & Touche LLP.  Mr. Lytle holds a B.S. in Business Administration from the California State University at Long Beach and is a certified public accountant in the State of California and a member of the American Institute of Certified Public Accountants.

Shelley P.M. Fussey, Ph.D. has served as our Vice President, Intellectual Property since February 2005.  Dr. Fussey plays a key role in our U.S. and international patenting, patent analysis and patent defense.  Dr. Fussey's expertise includes patent strategy for technologies developed both in-house and in-licensed from universities. She has broad experience in intellectual property consulting for areas including cancer treatment, immunology, and antiviral technology, as well as other areas central to pharmaceutical and biotechnology drug development.  Prior to joining Peregrine, Dr. Fussey worked for the law firms of Williams, Morgan & Amerson and Arnold, White and Durkee. She holds a Ph.D. in Biochemistry and a B.Sc. in Biochemistry with First Class Honours (Summa Cum Laude) from the University of Newcastle upon Tyne, U.K.

Joseph S. Shan has served as Vice President, Clinical & Regulatory Affairs since March 2009 and has served as our head of Clinical and Regulatory Affairs since January 2003.  He is responsible for the design and execution of our clinical trials and overseeing regulatory submissions.  Since joining Peregrine in 2000, Mr. Shan has been instrumental in advancing the clinical development of the Company's bavituximab and Cotara® antibody products. Prior to joining Peregrine, Mr. Shan held positions of increasing responsibility in clinical and regulatory affairs at Edwards Lifesciences (formerly Baxter Healthcare Corporation) and Sulzer Medica.  Mr. Shan received his B.S. degree in Physiological Sciences from the University of California, Los Angeles and his M.P.H. degree from the George Washington University in Washington, D.C.  He is a member of the American Society of Clinical Oncology, the Association of Clinical Research Professionals and the Regulatory Affairs Professionals Society.

Compensation Summary

The following table contains information with respect to the compensation for the fiscal years ended April 30, 2010, 2009 and 2008 of our chief executive officer, chief financial officer, up to three most highly compensated executive officers serving as executive officers at the end of the last completed fiscal year other than the chief executive officer and chief financial officer, and up to two additional executive officers who would have been one of our three most highly compensated executive officers, but who was not serving as an executive officer at the end of the last completed fiscal year.  We refer to the executive officers identified in this table as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($) (5)	Option Awards($) (6)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($) (8)	Total ($)
Steven W. King, President and Chief Executive Officer	2010 2009 2008	403,755 407,557(2) 384,534(3)	97,502(4) - -	41,020 - -	426,706 - 69,225	99,939 - -	55,503 19,289 17,746	1,124,425 426,846 471,505
Paul J. Lytle, Chief Financial Officer and Corporate Secretary	2010 2009 2008	315,229 318,198(2) 306,881(3)	60,899(4) - -	26,370 - -	231,696 - 41,535	51,582 - -	43,325 19,289 17,746	729,101 337,487 366,162
Shelley P.M. Fussey, Vice President, Intellectual Property	2010 2009 2008	285,577 275,962 250,000	55,000(4) - -	14,650 - -	144,810 - 41,535	- - -	16,381 * *	516,418 275,962 291,535
Joseph S. Shan Vice President, Clinical and Regulatory Affairs	2010 2009 2008	211,317 204,794 195,239	50,873(4) - -	14,650 - -	144,810 - 27,690	- - -	33,571 19,272 17,706	455,221 224,066 240,635

(1)	Salary information is reported as of the last payroll paid prior to or immediately after April 30th of each fiscal year.
(2)
Includes a one-time payment representing retroactive pay increases of 5% for Mr. Steven W. King ($53,807) and Mr. Paul J. Lytle ($42,010) which were approved by the Company’s Compensation Committee in connection with the execution of their respective employment agreements during fiscal year 2009.

(3)
Includes the advancement of earned and accrued paid-time-off benefits (earned and accrued vacation benefits) in the amount of $30,784 for Mr. Steven W. King and $30,693 for Mr. Paul J. Lytle, to cover the aggregate purchase price of stock options exercised and federal and state mandatory tax obligations.

(4)
Represents a one-time bonus to the Named Executive Officers in recognition of their contributions toward successfully completing discussions with the Food and Drug Administration in November 2009 that allowed the Company to initiate two bavituximab Phase IIb clinical trials to treat non-small cell lung cancer.  The individual bonus amounts approved for the Named Executive Officers are as follows:  Mr. Steven King - $97,502; Mr. Paul Lytle - $60,899; Dr. Shelley Fussey - $55,000; and Mr. Joseph Shan - $50,873.

(5)
Represents the grant date fair value of performance-based restricted stock awards (“Performance Awards”) granted in fiscal year 2010 and deemed probable to vest as of our fiscal year ended April 30, 2010 in accordance with authoritative guidance for share-based compensation.  The Performance Awards are subject to vesting based upon the Company’s timely attainment of certain predetermined clinical, financial and operational milestones with specific targeted attainment dates as further disclosed in Note 8 “Equity Compensation Plans” in our Form 10-K for the period ended April 30, 2010, filed with the SEC on July 14, 2010.  The amounts reported in the Summary Compensation Table for these awards may not represent the amounts the Named Executive Officer will actually realize from the awards.  Whether, and to what extent, a Named Executive Officer realizes any additional value from the awards will depend on the timely attainment of certain predetermined milestones.

The following table includes the maximum possible grant date fair value of Performance Awards granted to each Named Executive Officer during fiscal year 2010 assuming all milestones associated with the Performance Awards will be  achieved (e.g., 100% vesting of Performance Awards):

Named Executive Officer	Maximum Possible Value of Performance Awards ($)
Steven W. King	205,100
Paul J. Lytle	131,850
Shelley P.M. Fussey	73,250
Joseph S. Shan	73,250

In addition, due to the continued limited availability of shares of common stock under the Company’s Stock Plans, the Compensation Committee of the Board of Directors reduced the Performance Awards granted to each Named Executive Officer by forty percent (40%) in exchange for the payment of each Named Executive Officer’s applicable income tax withholdings if and when the Performance Awards vest.  However, due to the uncertainty associated with the achievement of all the milestones and the fair market value of the stock on the date each milestone may be achieved, we are unable to determine the number of Performance Awards that will ultimately vest and the potential amount of taxes the Company will be required to pay on behalf of the Named Executive Officers.  Taxes paid and/or accrual by the Company on behalf of the Named Executive Officer during fiscal year 2010 is included in the “All Other Compensation” column of this Summary Compensation Table.
(6)
Represents the aggregate grant date fair value of the awards made in each fiscal year as computed in accordance with the authoritative guidance for share-based compensation.  These amounts do not correspond to the actual value that may be recognized by each Named Executive Officer. Additional information regarding outstanding awards, including corresponding exercise prices and expiration dates, can be found in the “Outstanding Equity Awards at Fiscal 2010 Year End” table.  The assumptions used in determining the grant date fair values of the stock and option awards are set forth in Note 8 “Equity Compensation Plans” in our Form 10-K for the period ended April 30, 2010, filed with the SEC on July 14, 2010.

(7)
Represents amounts paid to two Named Executive Officers under an Option Exercise Forbearance Agreements (the “Agreement”) for stock options that expired ten (10) years from the date of grant.  On December 22, 1999, the Company’s Board of Directors granted stock options to its employees including two Named Executive Officers (“Option Holders”), which stock options were set to expire on December 22, 2009, unless exercised prior to such date.  On December 9, 2009, the Company’s Board of Directors deemed it to be in the best interest of the Company to enter into an Agreement with the Option Holders including the two Named Executive Officers of the Company.  Pursuant to the terms of the Agreement, each Option Holder received the same amount in net proceeds as if he had exercised his stock options in the open market based on the market price paid per share equal to the volume weighted average price of the Company’s common stock sold under its At-the-Market Issuance agreement with Wm Smith & Co during the period from August 1, 2009 to December 4, 2009 in exchange for allowing the options to expire unexercised.  Pursuant to their respective Agreements, Mr. Steven King and Mr. Paul Lytle received payments of $99,939 and $51,582, respectively, which was treated as bonus compensation.

(8)
Amounts shown in this column reflect the cost of benefits paid on behalf of the Named Executive Officer for health, dental, and vision benefits in addition to premiums paid for long-term disability and $50,000 in coverage for term life insurance as well as tax gross-up payments associated with the vesting of Performance Awards for fiscal year 2010.  Tax gross-up payments paid and/or accrued during fiscal year 2010 for each Named Executive Officer are as follows:  Mr. Steven King - $34,099; Mr. Paul Lytle - $21,921; Dr. Shelley Fussey - $8,782; and Mr. Joseph Shan - $12,178.

*      Aggregate amount of all perquisites is less than $10,000.

Grants of Plan-Based Awards For Fiscal Year 2010

The following table sets forth certain information with respect to each plan-based award granted during the fiscal year ended April 30, 2010 to our Named Executive Officers:

FISCAL YEAR 2010 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock or Option Awards ($) (2)
Steven W. King	2/1/2010	-	-	-	-	70,000	70,000	-	-	-	205,100
	2/1/2010	-	-	-	-	-	-	-	221,000	2.93	426,706

Paul J. Lytle	2/1/2010	-	-	-	-	45,000	45,000	-	-	-	131,850
	2/1/2010	-	-	-	-	-	-	-	120,000	2.93	231,696

Shelley P.M. Fussey	2/1/2010	-	-	-	-	25,000	25,000	-	-	-	73,250
	2/1/2010	-	-	-	-	-	-	-	75,000	2.93	144,810

Joseph S. Shan	2/1/2010	-	-	-	-	25,000	25,000	-	-	-	73,250
	2/1/2010	-	-	-	-	-	-	-	75,000	2.93	144,810

(1)
The amounts shown in these columns represent the threshold, target and maximum vesting levels of these performance-based restricted stock awards.  The performance-based restricted stock awards were issued pursuant to a Stock Issuance Agreement dated February 1, 2010 and are subject to a vesting requirement based upon the timely attainment of certain predetermined clinical, financial and operational milestones.  In this regard, 20% of the performance-based restricted stock awards will vest upon the attainment of each predetermined milestone, which have targeted completion dates ranging from June 30, 2010 through July 15, 2011. These restricted award grants will vest in full if five (5) performance milestones are achieved and will expire and be completely forfeited if no performance milestones are achieved.

(2)
Represents the aggregate grant date fair value of the awards made in each fiscal year as computed in accordance with the authoritative guidance for share-based compensation.  These amounts do not correspond to the actual value that may be recognized by each Named Executive Officer.  The assumptions used in determining the grant date fair values of the stock and option awards are set forth in Note 8 “Equity Compensation Plans” in our Form 10-K for the period ended April 30, 2010, filed with the SEC on July 14, 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding unexercised stock options held by our Named Executive Officers as of fiscal year ended April 30, 2010:

Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Shares That Have Not Vested ($)
Steven W. King	30,000	-		6.40	05/07/2011
	40,000	-		2.75	03/19/2013
	70,000	-		11.00	10/21/2013
	50,000	-		1.95	01/11/2018
		221,000	(1)	2.93	02/01/2020
								70,000	(2)	205,100
Paul J. Lytle	27,000	-		6.40	05/07/2011
	60,000	-		11.00	10/21/2013
	30,000	-		1.95	01/11/2018
		120,000	(1)	2.93	02/01/2020
								45,000	(2)	131,850
Shelley P.M. Fussey	22,500	-		7.20	03/08/2015
	30,000			1.95	01/11/2018
		75,000	(1)	2.93	02/01/2020
								25,000	(2)	73,250
Joseph S. Shan	5,645	-		6.40	05/07/2011
	24,000	-		11.00	10/21/2013
	20,000	-		4.20	07/06/2017
	20,000	-		1.95	01/11/2018
		75,000	(1)	2.93	02/01/2020
								25,000	(2)	73,250

(1)	Option shall vest in eight (8) equal quarterly installments over a two (2) year period beginning February 1, 2010.
(2)
Performance-based restricted stock awards were issued pursuant to a Stock Issuance Agreement dated February 1, 2010 and are subject to a vesting requirement based upon the timely attainment of certain predetermined clinical, financial and operational milestones. In this regard, 20% of the performance-based restricted stock awards will vest upon the attainment of each predetermined milestone, which have targeted completion dates ranging from June 30, 2010 through July 15, 2011.

Option Exercises and Stock Vested

There were no stock options exercised or vesting of restricted stock by the Company’s Named Executive Officers during fiscal year 2010.

Overview of Employment Agreements and Potential Payments Upon Termination or Change in Control

Employment Agreements

On March 18, 2009, we entered into employment agreements with Mr. Steven W. King and Mr. Paul J. Lytle, each of which has an initial term of two years and renews annually for additional one-year terms unless terminated upon ninety (90) days prior written notice by either party.  On March 18, 2009, we also entered into one-year employment agreements with Mr. Joseph S. Shan and Dr. Shelley P.M. Fussey which renew automatically thereafter for additional one-year terms unless terminated upon ninety (90) days prior written notice by either party.

Each employment agreement provides that the executive officer must devote his or her full business time to the performance of services to the Company.  In addition, each executive officer has agreed to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company.  Each executive officer has further agreed that he or she will not (i) compete with the Company, directly or indirectly, during the course of such executive’s employment within the United States or any foreign county in which the Company has done business or has actually investigated doing business or where its products are sold or distributed, or solicit Company employees or customers during the course of employment and for a period of one year following the termination of such executive’s employment.

The Company has the right to terminate each executive’s employment for “cause” if such executive (a) breaches in any material respect or fails to fulfill in any material respect his or her fiduciary duty owed to Company; (b) breaches in any material respect his or her employment agreement or any other confidentiality or non-solicitation, non-competition agreement with the Company; (c) pleads guilty to or is convicted of a felony; (d) is found to have engaged in any reckless, fraudulent, dishonest or grossly negligent misconduct, (e) fails to perform his or her duties to the Company, provided that he or she fails to cure any such failure within thirty (30) days after written notice from Company of such failure, provided further, however, that such right to cure shall not apply to any repetition of the same failure previously cured under the agreement; or (f) violates any material rule, regulation or policy of the Company that may be established and made known to Company's employees from time to time, including without limitation, the Company’s employee handbook.  If an executive is terminated for “cause”, he or she shall have no right to receive any compensation or benefit under his or her employment agreement after such termination other than base salary and paid-time-off earned or accrued but unpaid as of the date of termination.

Payments Upon Termination Without Cause or Resignation for Good Reason

The following discussion describes the amounts that we would pay or provide to our Named Executive Officers or, as applicable, their beneficiaries under these employment agreements as a result of termination of employment in each of the following situations: termination without cause or resignation for good reason and termination following a change in control.

If we terminate Mr. King’s or Mr. Lytle’s employment without cause or the executive terminates his employment for “good reason”, such executive is entitled to (i) continued base salary and group insurance benefits for the greater of a period of twelve (12) months or the remainder of the initial two-year term, and (ii) the payment of any prorated target bonus.  In addition, each of Mr. King and Mr. Lytle shall have a period of time equal to the lesser of two years following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination.  If we terminate Mr. Shan’s or Dr. Fussey’s employment without cause or such executive terminates his or her employment for good reason, such executive shall be entitled to (a) continued base salary and group insurance benefits for the greater of a period of nine months or the remainder of the initial one-year term, and (ii) the payment of any prorated target bonus.  In addition, each of Mr. Shan and Dr. Fussey shall have a period of time equal to the lesser of twelve (12) months following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination.  As to each of the foregoing executives, the payment of group insurance benefits shall be “grossed up” for all employee taxes at the applicable state and federal bonus rates.  An executive’s receipt of the foregoing severance benefits shall be conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

Each executive’s employment agreement defines “good reason” as (a) the Company relocates executive’s principal place of work to a location more than fifty (50) miles from the original location, without the executive’s prior written approval; (b) the executive’s position and/or duties are modified so that his or her duties are no longer consistent with the executive’s title; or (c) the executive’s annual base salary and related benefits, as adjusted from time to time, are reduced without his or her written authorization.

The following table sets forth the potential payments to Messrs. King, Lytle, Shan and Dr. Fussey assuming a termination without cause or resignation for good reason with estimated benefits calculated as if the termination occurred on or about April 30, 2010:

Named Executive Officer	Base Salary ($)(1)	Target Bonus ($)(2)	Group Benefits ($)(3)	Total ($)
Steven W. King	390,009	390,009	33,541	813,559
Paul J. Lytle	304,497	152,249	33,541	490,287
Shelley P.M. Fussey	206,250	82,500	8,355	297,105
Joseph S. Shan	152,618	61,047	25,156	238,821

(1)	For Mr. King and Mr. Lytle, represents payment of base salary for a period of 12 months and for Dr. Fussey and Mr. Shan for a period of 9 months.
(2)
The payment of a Target Bonus to the Named Executive Officers is at the sole discretion of the Company’s Board of Directors.  Although no Target Bonus was established during fiscal year 2010, we included the maximum Target Bonus each Named Executive Officer could be eligible to receive equal to a percentage of the executive’s annual base salary as follows: Mr. King – 100%; Mr. Lytle – 50%; Dr. Fussey – 30%; and Mr. Shan – 30%.

(3)
Represents estimated payment to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for long-term disability and $50,000 in coverage for term life insurance, grossed up at an assumed combined state and federal bonus tax withholding rate of 42.88% for Mr. King, Mr. Lytle, and Mr. Shan, and a federal bonus tax withholding rate of 32.65% for Dr. Fussey.  Amounts were calculated based on current premiums paid for executive’s benefits grossed up for estimated applicable taxes.

Payments Upon a Termination in Connection with a Change-of-Control

In the event of a change-of-control of Peregrine, if Mr. King’s or Mr. Lytle’s (i) employment is terminated other than for cause within three (3) months prior or thirty six (36) months following a change-of-control (in the case of Mr. King) or twenty four (24) months following a change-of-control (in the case of Mr. Lytle), or (ii) the such executive terminates his employment for “good reason” within twelve (12) months following a change-of-control, the executive shall be paid a lump sum amount equal to (i) thirty-six months’, in the case of Mr. King, and twenty four months’, in the case of Mr. Lytle, base salary then in effect, (ii) one hundred percent (100%) of such executive’s target bonus, and (iii) payment of group insurance benefits (“grossed up” for all employee taxes at the applicable state and federal bonus rates) for the thirty-six month and twenty-four month, respectively, severance periods.  In addition, each of Mr. King’s and Mr. Lytle’s outstanding unvested stock options immediately shall become fully vested and each shall have a period of time equal to the lesser of two years following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination.  In the event of a change-of-control, if Mr. Shan’s or Dr. Fussey’s (i) employment is terminated other than for cause within three (3) months prior or twelve (12) months following a change-of-control, or (ii) such executive terminates his or her employment for good reason within twelve (12) months following a change of control, the executive shall be paid a lump sum amount equal to (i) twelve months’ base salary then in effect, (ii) one hundred percent (100%) of such executive’s target bonus, and (iii) payment of group insurance benefits (“grossed up” for all employee taxes at the applicable state and federal bonus rates) for the twelve month severance period.  In addition, each of Mr. Shan’s and Dr. Fussey’s outstanding unvested stock options immediately shall become fully vested and each shall have a period of time equal to the lesser of twelve (12) months following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination.  An executive’s receipt of the foregoing severance benefits shall be conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

The following table sets forth the potential payments to Messrs. King, Lytle, Shan and Dr. Fussey assuming a termination without cause or resignation for good reason in connection with a change of control, with estimated benefits calculated assuming the change of control and termination of employment occurred on or about April 30, 2010:

Named Executive Officer	Base Salary($)(1)	Target Bonus ($)(2)	Stock Option Acceleration ($)(3)	Group Benefits ($)(4)	Total ($)
Steven W. King	1,170,028	390,009	238,680	100,624	1,899,341
Paul J. Lytle	608,995	152,249	129,600	67,083	957,927
Shelley P.M. Fussey	275,000	82,500	81,000	11,140	449,640
Joseph S. Shan	203,490	61,047	81,000	33,541	379,078

(1)	Represents payment of base salary for a period of 36 months for Mr. King, 24 months for Mr. Lytle, and 12 months for Dr. Fussey and Mr. Shan.
(2)
The payment of a Target Bonus to the Named Executive Officer is at the discretion of the Company’s Board of Directors.  A Target Bonus is equal to a percentage of the Named Executive Officer’s annual base salary as follows:  Mr. King – 100%; Mr. Lytle – 50%; Dr. Fussey – 30%; and Mr. Shan – 30%.  The above assumes that the Board of Directors authorized the payment of the full Target Bonus to each executive for the fiscal year.

(3)
The amounts in this column are calculated by multiplying the number of shares subject to accelerated vesting under outstanding stock options by the difference between $4.01, which is the closing market price per share of our common stock on April 30, 2010, and the per share exercise price of the applicable accelerated stock option.

(4)
Represents estimated payment to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for long-term disability and $50,000 in coverage for term life insurance, grossed up at an assumed combined state and federal bonus tax withholding rate of 42.88% for Mr. King, Mr. Lytle, and Mr. Shan, and a federal bonus tax withholding rate of 32.65% for Dr. Fussey during the severance period of 36 months for Mr. King, 24 months for Mr. Lytle, and 12 months for Dr. Fussey and Mr. Shan.  Amounts were calculated based on current premiums paid for executive’s benefits grossed up for estimated applicable taxes.

Payments upon Death or Disability

In the event of the death or disability, as defined in the employment agreements, of Messrs. King, Lytle, Shan or Dr. Fussey, the Company will not pay any further compensation or benefits after such event other than the payment by the Company of group insurance benefits previously provided to Messrs. King, Lytle, Shan and Dr. Fussey for a period of twelve (12) months, in the case of Mr. King and Mr. Lytle, and nine (9) months, in the case of Mr. Shan and Dr. Fussey.  Amounts were calculated based on current premiums paid for executive’s benefits as follows:

Named Executive Officer	Group Benefits ($)
Steven W. King	23,475
Paul J. Lytle	23,475
Shelley P.M. Fussey	6,298
Joseph S. Shan	17,606

Payments upon Executive’s Voluntary Resignation with Extended Notice Period

In the event that either Mr. King or Mr. Lytle voluntarily resign, and in connection therewith he provides ninety (90) days advance written notice (the “Extended Notice Period”) to the Company, the Company will pay his base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of nine (9) months in the case of Mr. King and six (6) months in the case of Mr. Lytle after the Extended Notice Period provided he makes himself telephonically available to the Board of Directors and the Company’s executive team for up to 2 hours per week.

Compensation Committee Interlocks and Insider Participation

The following non-employee directors currently serve on the Compensation Committee of the Board of Directors:  Mr. Carlton M. Johnson, Mr. David H. Pohl and Mr. Eric S. Swartz.  There are no interlocks of executive officers or directors of the Company serving on the compensation committee or equivalent committee of another entity, which has any director or executive officer serving on the Compensation Committee, other committees or the Board of Directors of the Company.

Compensation Committee Report

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Eric S. Swartz, Chairman of the Compensation Committee
Carlton M. Johnson
David H. Pohl

Equity Compensation Plan Information

We maintain four equity compensation plans, the 1996 Plan, the 2002 Plan, the 2003 Plan, the 2005 Plan, and the 2009 Plan.  The 1996, 2003, 2005, and 2009 Plans were approved by our stockholders while the 2002 Plan was not submitted for stockholder approval.

The 2002 Plan is a broad-based non-qualified stock option plan for the issuance of up to 600,000 options.  The 2002 Plan provides for the granting of options to purchase shares of our common stock at prices not less than the fair market value of our common stock at the date of grant and generally expire ten years after the date of grant.

The following table sets forth certain information as of April 30, 2010 concerning our common stock that may be issued upon the exercise of options or pursuant to purchases of stock under all of our equity compensation plans approved by stockholders and equity compensation plans not approved by stockholders in effect as of April 30, 2010:

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options		(b) Weighted-Average Exercise Price of Outstanding Options ($/share)	(c) Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	4,644,758		4.31	231,229
Equity compensation plans not approved by stockholders	368,932	(1)	6.79	47,787
	5,013,690		4.49	279,016

(1)	Includes 22,500 options granted to one Named Executive Officer.

Comparison of Stockholder Return (‡)

The following graph shows a comparison of cumulative total returns for the Company, Nasdaq Market Index and a Nasdaq Peer group for the period beginning April 30, 2005 through April 30, 2010.  The total cumulative return on investment shown for the Company, the Nasdaq Market Index and the Nasdaq Pharmaceutical Index (Peer Companies Group Index) are based on the assumptions that on April 30, 2005, $100 was invested in the common stock of each Index and that all dividends were reinvested.  The Nasdaq Market Index and the Nasdaq Pharmaceutical Index were prepared by The Center for Research in Security Prices.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
VALUE OF INVESTMENT OF $100 ON APRIL 30, 2005

The underlying data for the foregoing graph is as follows:

	April 30, 2005	April 30, 2006	April 30, 2007	April 30, 2008	April 30, 2009	April 30, 2010
Peregrine Pharmaceuticals, Inc.	$100.00	$114.88	$82.64	$34.55	$31.07	$66.28
Nasdaq Pharmaceutical Index	$100.00	$122.47	$131.41	$124.91	$111.54	$145.19
Nasdaq Market Index (U.S.)	$100.00	$121.42	$132.41	$125.18	$71.83	$103.65

‡  The performance graph and the underlying data is not soliciting material, and is not incorporated into any past or future filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, including this Proxy Statement, in whole or in part.

Other Matters

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s next annual meeting of stockholders.  To be eligible for inclusion in the Company’s 2011 Proxy Statement, your proposal must be received by the Company no later than May 10, 2011, and must otherwise comply with Rule 14a-8.  While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

In addition, the Company’s Nominating Charter contains an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s Proxy Statement.  If you would like to nominate a director or bring any other business before the stockholders at the 2011 Annual Meeting, you must comply with the procedures contained in the Company’s Nominating Charter of the Board of Directors and you must notify the Company in writing and such notice must be delivered to or received by the Secretary no later than 90 days prior to the 2011 Annual Meeting.

The Nominating Charter of the Board of Directors provides that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company no later than 90 days prior to the relevant annual meeting.  Each notice must set forth (i) the name and address of the stockholder who intends to make the nomination(s) and the person(s) to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the stockholder; (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a director of the Company if so elected.  Any candidates recommended by stockholders for nomination to the Board will be evaluated in the same manner that nominees suggested by Board members, management or other parties.

You may write to the Secretary of the Company at the Company’s principal executive office, 14282 Franklin Avenue, Tustin, California 92780, to deliver the notices discussed above and for a copy of the relevant Nominating Charter of the Board of Directors regarding the requirements for making stockholder proposals and nominating director candidates.  In addition, the Nominating Charter of the Board of Directors can also be found on our website at www.peregrineinc.com (this website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement).

Other Matters

Neither the Board of Directors nor the management knows of any other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Peregrine Pharmaceuticals, Inc., Attention: Corporate Secretary, 14282 Franklin Avenue, Tustin, California 92780-7017.  If Exhibit copies are requested, a copying charge of $.20 per page will be made.  In addition, all of the Company’s public filings, including the Annual Report on Form 10-K, can be found on our website at www.peregrineinc.com (this website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be a part of this Proxy Statement).

By Order of the Board of Directors

Paul J. Lytle
Chief Financial Officer and Corporate Secretary

September 7, 2010

Exhibit A
PEREGRINE PHARMACEUTICALS, INC.
2010 STOCK INCENTIVE PLAN

ARTICLE 1
ESTABLISHMENT, PURPOSE, EFFECTIVE DATE, AND EXPIRATION DATE

1.1           PURPOSE.  The purpose of the Peregrine Pharmaceuticals, Inc. 2010 Stock Incentive Plan (the "Plan") is to promote the interests and long-term success of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the continued growth and profitability of the Company.  The Plan seeks to achieve this purpose by providing Awards in the form of Options, Restricted Stock Rights, Restricted Stock, Performance Shares, Performance Share Units, Performance Cash Awards, Stock Appreciation Rights and Stock Grant Awards.  The Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code.

1.2           EFFECTIVE DATE.  The Plan was adopted by the Board of Directors on August 12, 2010 and the Plan will be effective on the date it is approved by the Company’s stockholders at the Company’s 2010 Annual Meeting (the “Effective Date”).

1.3           EXPIRATION DATE.  The Plan will expire on, and no Award may be granted under the Plan after, the tenth (10) anniversary of the Effective Date unless the stockholders of the Company vote to approve an extension of the Plan prior to such expiration date.  Any Awards that are outstanding on the tenth anniversary of the Effective Date (or such later expiration date as approved by the Company’s stockholders) shall remain in force according to the terms of the Plan and the Award Agreement.  In the event the Plan is not approved by the stockholders at the Company’s 2010 Annual Meeting, the Plan shall automatically expire on October 22, 2010.

ARTICLE 2
DEFINITIONS

2.1           DEFINITIONS.  When a word or phrase appears in this Plan document with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in this Section 2.1 unless a clearly different meaning is required by the context.  The following words and phrases will have the following meanings:

(a)           “Affiliate” means:  (i) any member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; and (ii) any member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group.  In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.

(b)           “Annual Meeting” or “Annual Meeting Date” means the dates established for the annual meetings of the Company’s stockholders pursuant to the Company’s Bylaws.

(c)           “Award” means any Option, Restricted Stock Right, Restricted Stock, Performance Share, Performance Share Unit, Performance Cash, Stock Appreciation Right or Stock Grant Award granted pursuant to the Plan.

(d)           “Award Agreement” means any written agreement or other document evidencing an Award.

(e)           “Board” means the Board of Directors of the Company, as constituted from time to time.

(f)           “Cause” means any of the following:

(i)           Gross and willful misconduct which results in material injury to the Company; or

(ii)           Engaging in fraudulent conduct with respect to the Company’s or any of its Affiliates’ business or conduct of a criminal nature that may have an adverse impact on the Company’s or any of its Affiliates’ standing and reputation; or

(iii)           The material failure or refusal of a Participant to perform the duties required of the Participant by the Board, which inappropriate failure or refusal is not cured within 30 days following receipt, by Participant, of written notice from the Board specifying the factors or events constituting such failure or refusal.

(g)            “Chief Executive Officer” or “CEO” means the Chief Executive Officer of the Company.

(h)           “Change in Control” means any one or more of the following events:

(i)           The date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)),  acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company.  If any one person or more than one person acting as a group is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered to be a “Change of Control.”  This paragraph (i) only applies when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction;

(i)           The date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets;  or

(ii)           The date that any person, or more than one person acting as a group (as determined in accordance with Treasury Regulation 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the most recent acquisition by such person or persons) ownership of stock of Company possessing 30% or more of the total voting power of the stock of Company.

The transfer of stock or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered to be a Change of Control for purposes of this Plan.  Additionally, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(j)            “Code” means the Internal Revenue Code of 1986, as amended.  All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(k)           “Committee” means the Compensation Committee of the Board of Directors or any such committee as may be designated by the Board to administer the Plan, provided that at all times the membership of such committee shall not be less than three (3) members of the Board.  Each Committee member must be:  (i) a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act) if required to meet the conditions of exemption for the Awards under the Plan from Section 16(b) of the Exchange Act; and (ii) an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder.

(l)           “Company” means Peregrine Pharmaceuticals, Inc., or any successor as provided in Section 20.4.

(m)           “Consultant” means a consultant or adviser who provides services to the Company or an Affiliate as an independent contractor and not as an Employee; provided however that a Consultant may become Participant this Plan only if he or she (i) is a natural person, (ii) provides bona fide services to the Company, and (iii) provides services that are not in connection with the offer or sale of the Company's securities in a capital-raising transaction and do not promote or maintain a market for the Company's securities.

(n)           “Covered Employee” means an Employee who is, or could be, a “covered employee” as defined by Section 162(m) of the Code.

(o)           “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  The permanence and degree of impairment shall be supported by medical evidence.

(p)           “Effective Date” means the date on which the stockholders of the Company approve the Plan as described in Section 1.3.

(q)           “Employee” means a common-law employee of the Company or an Affiliate.

(r)            “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  All references to a section of ERISA shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of ERISA.

(s)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)           “Fair Market Value” means the closing price of one share of Stock as reported on the The NASDAQ Stock Market or such other exchange on which the Stock is traded on the date such value is determined.  If the Stock is not traded on such date, the fair market value is the price on the first immediately preceding business day on which Stock was so traded.

(u)           “Good Reason” means any of the following:

(i)           A material diminution by the Company of a Participant’s then existing base salary or incentive compensation opportunity; or

(ii)           A material diminution in a Participant’s authorities, duties and/or responsibilities so as to cause a Participant’s position with the Company to become of materially less dignity, responsibility and/or importance than those associated with the Participant’s functions, duties and/or responsibilities immediately prior to such reduction; or

(iii)           The Company’s decision to permanently relocate a Participant’s residence or the Company’s principal business office by more than 60 miles from its then current location.

(v)           “Grant Date” means the date the Committee approves the Award or a date in the future on which the Committee determines the Award will become effective.

(w)           “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(x)           “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(y)           “Option” means the right to purchase Stock at a stated price for a specified period of time.  An Option may either be an Incentive Stock Option or a Non-Qualified Stock Option.

(z)           “Participant” means an individual who, as an Employee, officer or Non-Employee Director of, or Consultant to, the Company, or any Affiliate, has been granted an Award under the Plan.

(aa)           “Performance-Based Award” means an Award granted to select Covered Employees pursuant to Articles 7, 8 and 10 that is subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as “performance-based compensation” exempt from the deduction limitations imposed by Section 162(m) of the Code.

(bb)           “Performance Cash Award” means an Award evidencing the right to receive a payment in cash as determined by the Committee.

(cc)           “Performance Criteria” means the criteria or any combination of criteria, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant during a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following:  revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; operating margin; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added; share price performance; total stockholder return; improvement or attainment of corporate governance goals; attainment of regulatory approvals; attainment of clinical trial milestones; attainment of research and development milestones; contract or grant awards; regulatory inspections; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

(dd)           “Performance Goals” means the goal or goals established in writing by the Committee for a Performance Period based on the Performance Criteria.  Depending on the Performance Criteria used to establish Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, or the performance of a division, Affiliate, or an individual.  The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(ee)           “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ff)           “Performance Share” means a right granted to a Participant to receive a payment in the form of Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(gg)           “Performance Share Unit” means a right granted to a Participant to receive a payment in the form of Stock, cash, or a combination thereof, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(hh)           “Plan” means the Peregrine Pharmaceuticals, Inc. 2010 Stock Incentive Plan.

(ii)           “Restricted Period” means the period during which Restricted Stock, Restricted Stock Rights, Performance Shares, or Performance Share Units are subject to restrictions pursuant to the relevant provisions of the Plan.

(jj)           “Restricted Stock” means Stock granted to a Participant pursuant to Article 7 that is subject to certain restrictions and to the risk of forfeiture.

(kk)           “Restricted Stock Right” means the right granted to a Participant pursuant to Article 7 to receive cash or Stock in the future, the payment of which is subject to certain restrictions and to the risk of forfeiture.

(ll)           “Separation from Service” means either:  (i) the termination of a Participant’s employment or service with the Company and all Affiliates due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is 20% or less of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).

Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract).  If the Participant’s period of leave exceeds six months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period.  Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with regulations issued by the United States Treasury Department pursuant to Section 409A of the Code.

In the case of a Non-Employee Director, Separation from Service means that such Director has ceased to be a member of the Board.

(mm)           “Specified Employee” means certain officers and highly compensated Employees of the Company as defined in Treasury Regulation Section 1.409A-1(i).  The identification date for determining whether any Employee is a Specified Employee during any calendar year shall be the September 1 preceding the commencement of such calendar year.

(nn)           “Stock” means the Common Stock of the Company, $0.001par value per share.

(oo)           “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the excess of the Fair Market Value of one share of Stock on the date of exercise of the SAR over the grant price of the SAR as determined pursuant to Article 9 and the applicable Award Agreement.

(pp)           “Stock Grant Award” means the grant of Stock to a Participant.

(qq)           “Termination of Employment (or Service)” means, in the context of an Award that is subject to the requirements of Section 409A of the Code, a “Separation from Service”.  In the case of any other Award, “Termination of Employment (or Service)” will be given its natural meaning.  In the case of any other Award to a Consultant, “Termination of Service” shall mean the later of the termination of the Consultant’s services to the Company or the termination of the agreement pursuant to which the Consultant is providing such services.

2.2           GENDER AND NUMBER.  Except when otherwise indicated by the context, words in the masculine gender when used in this Plan document will include the feminine gender, the singular includes the plural, and the plural includes the singular.

ARTICLE 3
ELIGIBILITY AND PARTICIPATION

3.1           GENERAL ELIGIBILITY. Awards may be made only to those Participants who are Employees, officers, Consultants to and Non-Employee Directors of the Company on the Grant Date of the Award.

3.2           ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards will be granted and will determine the nature and amount of each Award.

3.3           DELAYED PARTICIPATION. Notwithstanding Sections 3.1 and 3.2 above, the Committee will not grant any Awards to the Company’s named executive officers (specifically, Steven W. King, Paul J. Lytle, Shelley P.M. Fussey and Joseph S. Shan) or existing Non-Employee Directors (specifically Eric S. Swartz, Carlton M. Johnson and David H. Pohl) for a period of two years following the date the Plan was adopted by the Board of Directors.

ARTICLE 4
ADMINISTRATION

4.1           ADMINISTRATION BY THE COMMITTEE.  The Committee shall be responsible for the administration of the Plan.  The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.  Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes of the Plan.

4.2           AUTHORITY OF THE COMMITTEE.  The Committee shall have the authority, in its sole discretion, to determine the Participants who: (i) are entitled to receive Awards under the Plan; (ii) the types of Awards; (iii) the times when Awards shall be granted; (iv) the number of Awards; (v) the purchase price or exercise price, if any; (vi) the period(s) during which such Awards shall be exercisable (whether in whole or in part); (vii) the restrictions applicable to Awards; (viii) the form of each Award Agreement, which need not be the same for each Participant; (ix) the other terms and provisions of any Award (which need not be identical); and (x) the schedule for lapse of forfeiture restrictions or restrictions on exercisability of an Award and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines. The Committee shall have the authority to modify existing Awards, subject to Article 16 of this Plan.  Notwithstanding the foregoing, the Committee will not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards other than as provided in an Award Agreement.

4.3           AWARD AGREEMENT.  Each Award shall be evidenced by an Award Agreement that shall specify the type of Award granted and such other provisions and restrictions applicable to such Award as the Committee, in its discretion, shall determine.

4.4           DECISIONS BINDING.  The Committee shall have the authority to interpret the Plan and subject to the provisions of the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE 5
STOCK SUBJECT TO THE PLAN

5.1           NUMBER OF SHARES.  Subject to adjustment provided in Section 5.3, the total number of shares of Stock subject to all Awards under the Plan shall be three million five hundred thousand (3,500,000).  Notwithstanding the above, the maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be three million five hundred thousand (3,500,000).  The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or shares purchased on the open market or treasury Stock not reserved for any other purpose.

5.2           AVAILABILITY OF STOCK FOR GRANT.  Subject to the express provisions of the Plan, if any Award granted under the Plan terminates, expires, lapses for any reason, or is paid in cash, any Stock subject to or surrendered for such Award will again be Stock available for the grant of an Award.  The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance pursuant to Section 5.1 by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.  Also, shares of Stock tendered to pay the exercise price of an Option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an Award will not become available for grant or sale under the Plan.

5.3           ADJUSTMENT IN CAPITALIZATION.  In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, and its stated exercise price or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.  Moreover, in the event of such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any adjustment to an Incentive Stock Option shall be made consistent with the requirements of Section 424 of the Code.  Further, with respect to any Option or Stock Appreciation Right that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment pursuant to this Section 5.3 shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.

5.4           ANNUAL LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS.  Notwithstanding any provision in this Plan document to the contrary, and subject to adjustment upon the occurrence of any of the events indicated in Section 5.3, the maximum number of shares of Stock that may be granted to any one Participant, who is a Covered Employee, during any of the Company’s fiscal years with respect to one or more Awards shall be two hundred fifty thousand (250,000).

ARTICLE 6
STOCK OPTIONS

6.1           GRANT OF OPTIONS. Subject to the provisions of Article 5 and this Article 6, the Committee, at any time and from time to time, may grant Options to such Participants and in such amounts as it shall determine.

(a)           Exercise Price.  No Option shall be granted at an exercise price that is less than the Fair Market Value of one share of Stock on the Grant Date.

(b)           Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part provided that the term of any Option granted under the Plan shall not exceed ten years.  The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)           Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of Stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(d)           Evidence of Grant.  All Options shall be evidenced by a written Award Agreement.  The Award Agreement shall reflect the Committee’s determinations regarding the exercise price, time and conditions of exercise, and forms of payment for the Option and such additional provisions as may be specified by the Committee.

(e)           No Repricing of Options.  The Committee shall not reprice any Options previously granted under the Plan without first obtaining stockholder approval.

(f)           Lapse of Option.  All Options shall lapse in the following circumstances:

(i)           Option shall lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(ii)           Option shall lapse 90 days following the effective date of the Participant’s Termination of Employment (or Service) for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement.

(iii)           If the Participant has a Termination of Employment (or Service) on account of Disability or death before the Option lapses pursuant to paragraph (i) or (ii) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (a) the scheduled expiration date of the Option; or (b) 12 months after the date of the Participant’s Termination of Employment (or Service) on account of Disability or death.  Upon the Participant’s Disability or death, any Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Option or dies intestate, by the person or persons entitled to receive the Option pursuant to the applicable laws of descent and distribution.

6.2           NON-QUALIFIED AND INCENTIVE STOCK OPTIONS.  Incentive Stock Options shall be granted only to Participants who are Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 6.2:

(a)           Exercise Price.  Subject to Section 6.2(e), the exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

(b)           Exercise.  In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

(c)           Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d)           Ten Percent Owners.  An Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Grant Date and the Option is exercisable for no more than five years from the Grant Date.

(e)           Expiration of Incentive Stock Options.  No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10) anniversary of the Effective Date, unless the stockholders of the Company vote to approve an extension of the Plan prior to such expiration date.

(f)           Right to Exercise.  Except as provided in Section 6.2(c)(iii), during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 7
RESTRICTED STOCK RIGHTS AND RESTRICTED STOCK

7.1           GRANT OF RESTRICTED STOCK RIGHTS AND RESTRICTED STOCK.  Subject to the provisions of Article 5 and this Article 7, the Committee, at any time and from time to time, may grant Restricted Stock Rights or Restricted Stock to such Participants and in such amounts as it shall determine.

7.2           RESTRICTED STOCK RIGHTS.

(a)           Voting Rights.  During the Restricted Period, Participants holding the Restricted Stock Rights granted hereunder shall have no voting rights with respect to the shares subject to such Restricted Stock Rights prior to the issuance of such shares pursuant to the Plan.

(b)           Form and Timing of Payment. Payment for any vested Restricted Stock Rights Award issued pursuant to this Article 7 shall be made in one lump sum payment of shares of Stock, cash or a combination thereof, equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock.  As a general rule, the shares payable under any Restrict Stock Rights Award shall be made on or before July 15 of the fiscal year following the fiscal year in which the Restricted Stock Rights vest in  accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

7.3           GRANT OF RESTRICTED STOCK.

(a)           Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock).  These restrictions may lapse separately or in combination at such times and pursuant to such circumstances, as the Committee determines at the time of the grant of the Award or thereafter.

(b)           Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Restricted Stock Award or thereafter, upon Termination of Employment (or Service) or the failure to satisfy  one or more performance criteria during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

(c)           Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 8
PERFORMANCE SHARES, PERFORMANCE SHARE UNITS AND PERFORMANCE CASH AWARDS

8.1           GRANT OF PERFORMANCE SHARES OR PERFORMANCE SHARE UNITS.  Subject to the provisions of Article 5 and this Article 8, Performance Shares or Performance Share Units may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number of Performance Shares or Performance Share Units granted to each Participant.

8.2           VALUE OF PERFORMANCE SHARES OR PERFORMANCE SHARE UNITS.  Each Performance Share and each Performance Share Unit shall have a value determined by the Committee at the time of grant.  The Committee shall set goals (including Performance Goals) for a particular period (including a Performance Period) in its discretion which, depending on the extent to which the goals are met, will determine the ultimate value of the Performance Share or Performance Share Units to the Participant.

8.3           FORM AND TIMING OF PAYMENT.  Payment for vested Performance Shares shall be made in Stock.  Payments for vested Performance Share Units shall be made in cash, Stock or a combination thereof as determined by the Committee.  All payments for Performance Shares and Performance Share Units shall be made in a lump sum.  As a general rule, payment for Performance Shares or Performance Share Units shall be made on or before July 15 of the fiscal year following the fiscal year in which the right to the payment of the Performance Shares or Performance Share Units arises in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

8.4           PERFORMANCE CASH AWARDS.  Subject to the Provisions of this Article 8, Performance Cash Awards may be granted to Participants at any time and from time to time as determined by the Committee.  A Performance Cash Award grants a Participant the right to receive an amount of cash depending on the satisfaction of one or more goals (including Performance Goals) for a particular period (including a Performance Period), as determined by the Committee.  The Committee shall have complete discretion to determine the amount of any Performance Cash Award granted to a Participant. Payment for Performance Cash Awards  shall be made on or before July 15 of the fiscal year following the fiscal year in which the right to the payment of the Performance Cash Award arises in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

ARTICLE 9
STOCK APPRECIATION RIGHTS

9.1           GRANT OF STOCK APPRECIATION RIGHTS.  Subject to the provisions of Article 5 and this Article 9, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee. SARs may be granted in connection with the grant of an Option, in which case the exercise of SARs will result in the surrender of the right to purchase the shares under the Option as to which the SARs were exercised.  When SARs are granted in connection with the grant of an Incentive Stock Option, the SARs shall have such terms and conditions as shall be required by Section 422 of the Code.  Alternatively, SARs may be granted independently of Options.

9.2           EXERCISABILITY OF SARS.  SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants; provided, however, that no SAR shall be exercisable later than ten (10) years from the Grant Date.

9.3           EXERCISE OF SARS.  Upon exercise of the SAR or at a fixed date after all or part of the SAR becomes exercisable, the Participant shall be entitled to receive payment of an amount determined by multiplying (a) the difference, if any, of the Fair Market Value of a share of Stock on the date of exercise over the price of the SAR fixed by the Committee at the Grant Date, which shall not be less than the Fair Market Value of a share of Stock at the Grant Date, by (b) the number of shares with respect to which the SAR is exercised.

9.4           FORM AND TIMING OF PAYMENT.  Payment for SARs shall be made in Stock and shall be payable at the time specified in the Award Agreement for such SARs.

ARTICLE 10
STOCK GRANT AWARDS

10.1           Subject to the provisions of Article 5 and this Article 10, Stock Grant Awards may be granted to Participants at any time and from time to time as shall be determined by the Committee.  A Stock Grant Award grants a Participant the right to receive (or purchase at such price as determined by the Committee) shares of Stock free of any vesting restrictions.  Any purchase price for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee.  A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant. All Stock Grant Awards will be evidenced by a written Award Agreement.

ARTICLE 11
PERFORMANCE-BASED AWARDS

11.1           GRANT OF PERFORMANCE-BASED AWARDS.  Options granted to Covered Employees pursuant to Article 6 and SARs granted to Covered Employees pursuant to Article 9 should, by their terms, qualify for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code.  The Committee, in the exercise of its complete discretion, also may choose to qualify some or all of the Restricted Stock Rights or Restricted Stock Awards granted to Covered Employees pursuant to Article 7 and/or some or all of the Performance Shares, Performance Share Units or Performance Cash Awards granted to Covered Employees pursuant to Article 8 and/or some or all of the Stock Grant Awards granted to Covered Employees pursuant to Article 10 for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code.  If the Committee, in its discretion, decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will grant a Performance-Based Award to the Covered Employee and the provisions of this Article 11 shall control over any contrary provision contained in Articles 7, 8 or 10.  If the Committee concludes that a particular Award to a Covered Employee should not be qualified as “performance-based compensation,” the Committee may grant the Award without satisfying the requirements of Section 162(m) of the Code and the provisions of this Article 11 shall not apply.

11.2           APPLICABILITY.  This Article 11 shall apply only to Awards to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Award for such Performance Period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

11.3           COMMITTEE DISCRETION WITH RESPECT TO PERFORMANCE-BASED AWARDS.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of the Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal or Goals and whether the Performance Goal or Goals apply to the Company, an Affiliate, or any division or business unit thereof or the Participant or any group of Participants.

11.4           ESTABLISHMENT OF PERFORMANCE GOALS.  The Performance Goals for any Performance-Based Award granted pursuant to this Article 11 shall be established by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period for such Award; provided that (a) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (b) in no event will the Committee establish the Performance Goals for any Performance-Based Award after twenty-five percent (25%) of the Performance Period for such Award has elapsed.

11.5           PERFORMANCE EVALUATION; ADJUSTMENT OF GOALS.  At the time that a Performance-Based Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period:

(a)           Judgments entered or settlements reached in litigation;

(b)           The write down of assets;

(c)           The impact of any reorganization or restructuring;

(d)           The impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results;

(e)           Extraordinary non-recurring items as described in the Accounting Codification Standards and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders or Annual Report on Form 10-K, as the case may be, for the applicable year;

(f)           The impact of any mergers, acquisitions, spin-offs or other divestitures; and

(g)           Foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code.  The Committee, in its discretion, also may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants:  (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

11.6           ADJUSTMENT OF PERFORMANCE-BASED AWARDS. The Committee shall have the sole discretion to adjust the determinations of the degree of attainment of the preestablished Performance Goals.  Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award.  The Committee shall retain the sole discretion to adjust Performance-Based Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Award.

11.7           PAYMENT OF PERFORMANCE-BASED AWARDS.  Unless otherwise provided in the relevant Award Agreement, a Participant must be an Employee of the Company or an Affiliate on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such Performance Period are achieved.

11.8           CERTIFICATION BY COMMITTEE. Notwithstanding any provisions to the contrary, the payment of a Performance-Based Award shall not occur until the Committee certifies, in writing, that the pre-established Performance Goals and any other material terms and conditions precedent to such payment have been satisfied.

11.9           MAXIMUM AWARD PAYABLE.  In accordance with Section 5.4, the maximum Performance-Based Award payable to any one participant for a Performance Period is two hundred fifty thousand (250,000) shares of Stock, or if the Performance-Based Award is paid in cash, the maximum Performance-Based Award will be determined by multiplying two hundred fifty thousand (250,000) by the Fair Market Value of one share of Stock as of the first day of the Performance Period.

ARTICLE 12
CHANGE IN CONTROL

Notwithstanding any other provision in the Plan to the contrary, if a Termination of Employment occurs with respect to an employee or non-employee Director  Participant within two (2) years for Good Reason or without Cause (or such other period as may be specified in the Participants employment or other agreement with the Company or its subsidiary) following a Change in Control, all or any portion of an Award shall automatically become immediately vested and/or exercisable and that the restrictions relating to all such Awards shall lapse.

With respect to a Performance-Based Award, the award shall vest on a pro-rata basis at the end of the Performance Period based on the level of achievement of the Performance Goals applicable to such Award, as described in the Award Agreement.  All determinations made pursuant to this Article 12 shall be made in the applicable Award Agreement.

ARTICLE 13
NON-TRANSFERABILITY

13.1           GENERAL.  The Committee may, in its sole discretion, determine the right of a Participant to transfer any Award granted under the Plan.  Unless otherwise determined by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the termination of any Restricted Period or Performance Period as determined by the Committee.

13.2           BENEFICIARY DESIGNATION.  Notwithstanding Section 13.1, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Committee.

13.3           STOCK CERTIFICATES.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

ARTICLE 14
COMPANY DISCRETION

14.1           EMPLOYMENT.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.

14.2           PARTICIPANT.  No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

14.3           NO RIGHTS TO AWARDS.  No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, Employees, and other persons uniformly.

ARTICLE 15
SUBSTITUTION OF AWARDS

Any Award may be granted under this Plan in substitution for Awards held by any individual who is an employee of another corporation who is about to become an Employee of the Company as the result of a merger, consolidation or reorganization of the corporation with the Company, or the acquisition by the Company of the assets of the corporation, or the acquisition by the Company of stock of the corporation as the result of which such corporation becomes an Affiliate or a subsidiary of the Company.  The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of granting the Award may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted.  However, in the event that the Award for which a substitute Award is being granted is an Incentive Stock Option, no variation shall adversely affect the status of any substitute Award as an Incentive Stock Option under the Code.  In addition, in the event that the award for which a substitute Award is being granted is a Non-Qualified Stock Option or a Stock Appreciation Right that otherwise satisfies the requirements of the “stock rights exception” to Section 409A of the Code, no variation shall adversely affect the status of any substitute Award under the stock rights exception to Section 409A of the Code.

ARTICLE 16
AMENDMENT, MODIFICATION, AND TERMINATION

The Board may at any time, and from time to time, terminate, amend or modify the Plan; provided however, that any such action of the Board shall be subject to approval of the stockholders to the extent required by law, regulation or any stock exchange rule for any exchange on which shares of Stock are listed.  Notwithstanding the above, to the extent permitted by law, the Board may delegate to the Committee or the CEO the authority to approve non-substantive amendments to the Plan.  No amendment, modification, or termination of the Plan or any Award under the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the holder thereof (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).  Except as provided in Section 5.3, neither the Board, the CEO nor the Committee may, without the approval of the stockholders:  (a) reduce the purchase price or exercise price of any outstanding Award, including any Option or SAR; (b) increase the number of shares available under the Plan (other than any adjustment as provided in Section 5.3); (c) grant Options with an exercise price that is below Fair Market Value on the Grant Date; (d) reprice previously granted Options or SARs; or (e) cancel any Option or SAR in exchange for cash or any other Award or in exchange for any Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR.  Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code as set forth in Section 19.3.

ARTICLE 17
TAX WITHHOLDING

17.1           TAX WITHHOLDING.  The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan.  To the extent that alternative methods of withholding are available under applicable tax laws, the Company shall have the power to choose among such methods.

17.2           FORM OF PAYMENT.  To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by (a) using already owned shares that have been held by the Participant for at least six (6) months; (b) a broker-assisted “cashless” transaction; (c) directing the Company to apply shares of Stock to which the Participant is entitled pursuant to the Award (including, for this purpose, the filing of an election under Section 83(b) of the Code), to satisfy the required minimum statutory withholding amount; or (d) personal check or other cash equivalent acceptable to the Company.

17.3           TAX UPON DISPOSITION OF SHARES SUBJECT TO SECTION 422 RESTRICTIONS.  In the event that a Participant shall dispose (whether by sale, exchange, gift, the use of a qualified domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse, of any shares of Stock of the Company that are deemed to have been purchased by the Participant pursuant to an Incentive Stock Option and that the Participant acquired within two (2) years of the Grant Date of the related Option or within one (1) year after the acquisition of such shares of Stock, the Participant will notify the secretary of the Company of such disposition no later than fifteen (15) days following the date of the disposition.  Such notification shall include the date or dates of the disposition, the number of shares of Stock of which the Participant disposed, and the consideration received, if any, for such shares of Stock.  If the Company so requests, the Participant shall forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.

ARTICLE 18
INDEMNIFICATION

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation, bylaws, resolution or agreement, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

ARTICLE 19
REQUIREMENTS OF LAW

19.1           REQUIREMENTS OF LAW.  The granting of Awards and the issuance of shares and/or cash under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan.  If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

19.2           GOVERNING LAW.  The Plan and all agreements into which the Company and any Participant enter pursuant to the Plan shall be construed in accordance with and governed by the laws of the State of California. The Plan is an unfunded performance-based bonus plan for a select group of management or highly compensated employees and is not intended to be subject to ERISA.

19.3           SECTION 409A OF THE CODE.

(a)           General Compliance.  Some of the Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Rights Awards, Performance Share Awards, Performance Share Unit Awards, Performance Cash Awards and Stock Grant Awards) may be considered to be “non-qualified deferred compensation” subject to Section 409A of the Code.  If an Award is subject to Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply fully with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto.  An Award subject to Section 409A of the Code also shall be administered in good faith compliance with the provisions of Section 409A of the Code as well as applicable guidance issued by the Internal Revenue Service and the Department of Treasury.  To the extent necessary to comply with Section 409A of the Code, any Award that is subject to Section 409A of the Code may be modified, replaced or terminated in the discretion of the Committee.  Notwithstanding any provision of this Plan or any Award Agreement to the contrary, in the event that the Committee determines that any Award is or may become subject to Section 409A of the Code, the Company may adopt such amendments to the Plan and the related Award Agreements, without the consent of the Participant, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Section 409A of the Code or to exclude or exempt the Plan or any Award from the requirements of Section 409A of the Code.

(b)           Delay for Specified Employees.  If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or if earlier than the end of the six (6) month period, the date of the Participant’s death).  Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period.

(c)           Prohibition on Acceleration or Deferral.  Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code.  If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the time period specified in the provisions.  In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

19.4           SECURITIES LAW COMPLIANCE.  With respect to any Participant who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act.  Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

19.5           RESTRICTIONS.  The Committee shall impose such restrictions on any Awards under the Plan as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Stock is then listed and under any blue sky or state securities laws applicable to such Awards.

ARTICLE 20
GENERAL PROVISIONS

20.1           FUNDING.  The Company shall not be required to segregate any of its assets to ensure the payment of any Award under the Plan.  Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder.  The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

20.2           NO STOCKHOLDERS RIGHTS.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

20.3           TITLES AND HEADINGS.  The titles and headings of the Articles in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

20.4           SUCCESSORS AND ASSIGNS.  The Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase, or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company’s obligations under the Plan.

20.5           SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any agreement and any notices or agreements made in connection with this Plan shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock if required by Section 13.3, shall remain in full force and effect.

THE COMPANY:
PEREGRINE PHARMACEUTICALS, INC., a Delaware corporation By: ______________________________ Name: Title:

Exhibit B

PEREGRINE PHARMACEUTICALS, INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1
PURPOSE

1.1           GENERAL.  The purpose of this Plan is to encourage and enable Eligible Employees of the Company and certain of its Subsidiaries to purchase Common Stock through accumulated payroll deductions.  It is the Company’s intention to have this Plan and the Options granted under the Plan satisfy the requirements for “employee stock purchase plans” set forth in Section 423 of the Code, although the Company makes no representations to maintain the qualified status of the Plan or the Options.

ARTICLE 2
EFFECTIVE DATE AND EXPIRATION DATE

2.1           EFFECTIVE DATE.  The Plan was adopted by Board on August 12, 2010.  The Plan shall take effect on the date the Plan is approved by the Company’s shareholders (“Effective Date”) as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

2.2           EXPIRATION DATE.  Unless sooner terminated by the Board, the Plan will expire on, and no Option may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date.  Any Options that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the Option Agreement.

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

3.1           DEFINITIONS.  The following words and phrases shall have the following meanings:

(a)           “Account” means a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing Shares under this Plan.

(b)           “Applicable Laws” means all applicable laws, rules, regulations, and requirements, including but not limited to, U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system of which the Shares are listed or quoted and the applicable laws, rules regulations and requirements of any other country or jurisdiction where Options are granted under the Plan or where Eligible Employees reside or provide services, as such laws, rules, regulations and requirements shall be in effect from time to time.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means the Board of Directors or the Committee appointed by the Board to administer the Plan pursuant to Article 4.

(f)           “Common Stock” means the Company’s common stock.

(g)           “Company” means Peregrine Pharmaceuticals, Inc.

(h)           “Designated Subsidiary” means Avid Bioservices, Inc. and any other Subsidiary designated by the Committee from time to time, in its sole discretion, whose employees may participate in the Plan, if such employees otherwise qualify as Eligible Employees.

(i)           “Eligible Compensation” means the Participant’s base salary paid through the Company’s or a Designated Subsidiary’s payroll system for services actually rendered in the course of employment.  Eligible Compensation shall be limited to amounts received by the Participant during the period he or she is participating in the Plan and strictly includes base salary, overtime pay, and any retroactive base pay adjustments to his or her annual base salary.  Eligible Compensation does not include any other compensation including but not limited to, fringe benefits (including car allowances and relocation payments), employee discounts, stock-based compensation, bonuses, commissions (unless such commissions are an integral, recurring part of compensation), income from stock option exercises, expense reimbursements or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or any Designated Subsidiary makes to any benefit plan (including any 401(k) plan, or any other welfare or retirement plan).

(j)           “Eligible Employee” means all employees of the Company and all employees of any Designated Subsidiary provided that they:

(1)           are customarily employed by the Company or a Designated Subsidiary for more than twenty (20) hours per week and for more than five (5) months in a calendar year;

(2)           have been employed by the Company or a Designated Subsidiary for at least six (6) months prior to enrolling in the Plan; and

(3)           are employees of the Company or a Designated Subsidiary on the first day of the applicable Offering Period.

(k)           “Enrollment Period” means the period of time prescribed by the Committee during which Eligible Employees may elect to participate in an Offering Period.  The duration and timing of Enrollment Periods may be changed or otherwise modified by the Committee from time to time.

(l)           “Fair Market Value” means, as of any given date, the fair market value of Shares on a particular date determined by such methods or procedures as may be established from time to time by the Committee.  Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date will be the closing price for the Shares as reported on the NASDAQ (or on any national securities exchange on which the Shares is then listed) for that date or, if no price is reported for that date, the closing price on the next preceding date for which such price was reported.

(m)           “Maximum Offering” means the maximum number of Shares that may be issued to each Participant under the Plan during any given time period.  Unless otherwise determined by the Committee, the Maximum Offering during any single Offering Period shall be the largest number of whole Shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the Fair Market Value on the Offering Commencement Date of such Offering Period.

(n)           “Offering Commencement Date” means the first business day of each Offering Period as designated by the Committee.

(o)           “Offering Period” means the period established in advance by the Committee during which payroll deductions are collected to purchase Shares pursuant to an offering made under this Plan.  Offering Periods will begin on the first Trading Day on or after November 1 and May 1 of each year.  The duration and timing of Offering Periods may be changed pursuant to Sections 4.3 and 12 of the Plan.

(p)           “Option” means the right granted to Participants to purchase Shares pursuant to an offering made under this Plan.

(q)           “Outstanding Election” means a Participant’s then current election to purchase Shares in an Offering Period, or that part of an election that has not been cancelled prior to the close of business on the last day of an Offering Period or such other date as determined b the Committee.

(r)           “Participant” means an Eligible Employee who has elected to participate in this Plan pursuant to Section 7.

(s)           “Plan” means this Peregrine Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan, as may be amended from time to time.

(t)           “Purchase Price Per Share” means the lesser of (i) 85% of the Fair Market Value of the Shares on the Offering Commencement Date, or (ii) 85% of the Fair Market Value of the Shares on the last day of the Offering Period; provided, however, that the Purchase Price Per Share may be adjusted for subsequent Offering Periods by the Committee subject to requirements of Section 423 of the Code.

(u)           “Shares” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

(v)           “Subsidiary” means Avid Bioservices, Inc. and any other corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of this Plan shall be considered a Subsidiary commencing as of such date.

(w)           “Termination of Employment” means the cessation of the employee-employer relationship between the Employee and the Company or a Subsidiary for any reason, including resignation, discharge, death, disability, retirement or the disaffiliation of a Subsidiary.  An Employee will not be deemed to have a Termination of Employment on account of sick leave, military leave or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days.

(x)           “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

ARTICLE 4
ADMINISTRATION

4.1           COMMITTEE.  The Plan shall be administered by the Board or a committee appointed by the Board (“Committee”).  If the Board does not appoint a Committee, references in this Plan to the Committee shall refer to the Board.

4.2           ACTION BY THE COMMITTEE.  A majority of the Committee shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved by unanimous written consent of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of this Plan.

4.3           AUTHORITY OF COMMITTEE.  Subject to any specific provision in the Plan, the Committee shall have the exclusive power, authority and responsibility for the day-to-day administration of this Plan, which, to the extent permitted by Applicable Laws, it may delegate to a sub-committee.  Subject to the provisions of this Plan, the Committee shall have full authority, in its sole discretion to, take any actions it deems necessary or advisable for the administration of this Plan including but not limited to the power to:

(a)           Interpret this Plan and adopt rules and regulations it deems appropriate to implement this Plan including amending any outstanding Options as it may deem advisable or necessary to comply with Applicable Laws, and making all other decisions relating to the operation of this Plan;

(b)           Establish the length and timing of Offering Periods;

(c)           Establish minimum and maximum contribution rates;

(d)           Establish new or changing existing limits on the number of Shares an Eligible Employee may elect to purchase with respect to any Offering Period if such limits are announced prior to the beginning of an Offering Period;

(e)           Adopt such rules or sub-plans as may be deemed necessary or appropriate to comply with the laws of other countries to allow for tax-preferred treatment of the Options or otherwise provide for the participation by Eligible Employees who reside outside of the U.S., including determining which Eligible Employees are eligible to participate in the other sub-plans established by the Committee; and

(f)           Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

4.4           DECISIONS BINDING.  The Committee’s interpretation of the Plan, any Options granted pursuant to the Plan and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1           NUMBER OF SHARES.  Subject to adjustment provided in Article 11, the aggregate number of shares of Stock reserved and available for delivery under this Plan shall be five million (5,000,000) Shares.  If any Option granted under this Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again be available for issuance under this Plan.

5.2           EXHAUSTION OF SHARES.  If the number of Shares to be purchased by Participants on the last day of an Offering Period exceeds (i) the total number of Shares then available under this Plan, or (ii) the Maximum Offering, the Committee shall make a pro rata allocation of any Shares that may be issued under this Plan in as uniform and equitable a manner as is reasonably practicable, as determined in the Committee’s sole discretion.  In such event, the Company shall provide written notice to each affected Participant of the reduction of the number of Shares to be purchase under the Participant’s Option.

5.3           APPLICABLE LAW RESTRICTION.  If the Committee determines that some or all of the Shares to be purchased by Participants as of the end of the Offering Period would not be issued in accordance with Applicable Laws or any approval by any regulatory body as may be required, or the Shares would not be issued pursuant to an effective Form S-8 registration statement or that the issuance of some or all of such Shares pursuant to a Form S-8 registration statement is not advisable due to the risk that such issuance will violate Applicable Laws, the Committee may, without Participant consent, terminate any outstanding Offering Period and the Options granted pursuant thereto and refund in cash all affected Participants’ entire Account balances for such Offering Period as soon as practicable thereafter.

5.4           STOCK DISTRIBUTED.  The Shares reserved for issuance under this Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

ARTICLE 6
GRANT OF OPTIONS

6.1           GRANT OF OPTION.  On each Offering Commencement Date, each Participant will automatically be granted an Option to purchase as many whole Shares as the Participant will be able to purchase with payroll deductions credited to the Participant’s Account during the Offering Period.

6.2           LIMIT ON NUMBER OF SHARES PURCHASED.  Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an Option to purchase Shares under this Plan which permits the Participant’s rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the Fair Market Value of such Shares (determined on an annualized basis at the time such Options are granted) for each calendar year in which such Options are outstanding at any time.

6.3           5% OWNER AND OTHER LIMITS.  Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an Option to purchase Shares under this Plan if the Participant (or any other person whose stock would be attributed to the Participant under Section 424(d) of the Code), immediately after such Option is granted, would own or hold options to purchase Shares possessing 5% or more of the total combined voting power or value of all classes of Shares or any of its Subsidiaries.  For purposes of the preceding sentence, all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant.  The Committee may also determine, as to any Offering Period, that the offer will not be extended to highly compensated Eligible Employees, within the meaning of Code Section 414(q).

ARTICLE 7
PARTICIPATION AND ENROLLMENT

7.1           PARTICIPATION.  An Eligible Employee may become a Participant for an Offering Period by completing the prescribed enrollment agreement and submitting such form to the Company (or the Company’s designee), or by following an electronic or other enrollment process as prescribed by the Committee, during the Enrollment Period prior to the beginning of an Offering Period to which it relates.  Such enrollment agreement shall contain the payroll deduction authorization described in Article 8.  A payroll deduction authorization will be effective for the first Offering Period following the submission of the enrollment agreement and all subsequent Offering Periods until it is terminated, it is modified by filing another enrollment agreement in accordance with this Section 7.2 or an election is made to decrease payroll deductions in accordance with Section 8.4 or until the Participant’s employment terminates or the Participant is otherwise ineligible to participate in this Plan.

7.2           AUTOMATIC RE-ENROLLMENT.  Following the end of each Offering Period, each Participant shall be automatically re-enrolled in the next Offering Period at the same applicable rate of payroll deduction in effect on the last Trading Day of the prior Offering Period, unless the Participant has elected to withdraw from the Plan in accordance with Section 9.1, the Participant’s employment terminates or the Participant is otherwise ineligible to participate in the next Offering Period.  Notwithstanding the foregoing, the Committee may require the current Participants to complete and submit a new enrollment agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

ARTICLE 8
PAYROLL DEDUCTIONS

8.1           GENERAL.  Each Participant’s enrollment agreement shall contain a payroll deduction authorization pursuant to which he or she shall elect to have a designated whole percentage of Eligible Compensation between 2% and 15% deducted on each payday during the Offering Period and credited to the Participant’s Account for the purchase of Shares under the Plan.

8.2           COMMENCEMENT.  Payroll deductions shall begin on the Offering Commencement Date of the first Offering Period to which the enrollment agreement relates (or as soon as administratively practicable thereafter) and shall continue through subsequent Offering Periods pursuant to Article 7.  Participants shall not be permitted to make any separate cash or other payments into their Account for the purchase of Shares pursuant to the offering.  Notwithstanding the foregoing, if local law prohibits payroll deductions, a Participant may elect to participate in an Offering Period through contributions to his or her Account in a form acceptable to the Committee.

8.3           INSUFFICENT PAYROLL DEDUCTIONS.  If, in any Offering Period, a Participant has no Eligible Compensation or his or her Eligible Compensation is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her payroll deduction election, provided the Participant has not elected to reduce his or her payroll deductions pursuant to Section 8.4, then the Participant will be withdrawn from the Offering Period and the Company will refund the Participant’s entire Account balance for such Offering Period as soon as practicable thereafter.

8.4           CHANGES IN PAYROLL DEDUCTIONS.  A Participant may elect to decrease but not increase the rate of his or her payroll deductions during an Offering Period by submitting the prescribed form to the Company (or the Company’s designee) within five (5) business prior to the last day of the Offering Period.  Any such payroll deduction change will be effective as soon as administratively practicable thereafter and will remain in effect for successive Offering Periods as provided in Section 7.2 unless the Participant submits a new enrollment agreement for a later Offering Period, the Participant elects to decrease his or her payroll deductions, the Participant elects to withdraw from the Plan in accordance with Section 9.1 or the Participant is withdrawn from the Plan in accordance with Section 9.2 or is otherwise ineligible to participate in the Plan.  A Participant may only increase his or her rate of payroll deductions to be effective for the next Offering Period by completing and filing with the Company a new enrollment agreement authorizing the payroll deductions and submitting it no less than ten (10) business days prior to the Offering Commencement Date.

8.5           COMPANY ADJUSTMENTS OF PAYROLL DEDUCTIONS.  Notwithstanding the foregoing, the Company may adjust a Participant’s payroll deductions at any time during an Offering Period to the extent necessary to comply with Code Section 423(b)(8) and the limitations described in Article 6.  Payroll deductions will recommence and be made in accordance with the Outstanding Election prior to such Company adjustment starting with the next Offering Period (or such other time as is determined by the Committee) unless the Participant withdraws in accordance with Article 9 or is otherwise ineligible to participate in the Plan.

ARTICLE 9
WITHDRAWALS FROM OFFERING PERIOD

9.1            VOLUNTARY WITHDRAWAL.  An Eligible Employee may withdraw from any Offering Period after the applicable Offering Commencement Date, in whole but not in part, at any time prior to the date specified by the Committee or, if no such date is specified, no later than five (5) business days before the last Trading Day of such Offering Period, by submitting the prescribed withdrawal notice to the Company (or the Company’s designee).  If a Participant withdraws from an Offering Period, the Participant’s Option for the Offering Period will automatically be terminated, and the Company will refund the Participant’s entire Account balance for such Offering Period as soon as practicable thereafter.  A Participants withdrawal from a particular Offering Period is irrevocable.  If a Participant wishes to participate in a subsequent Offering Period, he or she must re-enroll in the Plan by timely submitting a new enrollment agreement in accordance with Article 7.

9.2            TERMINATION OF EMPLOYMENT.  In the event of a Participant’s Termination of Employment, any outstanding Option held by the Participant shall immediately terminate, the Participant shall be withdrawn from the Plan and the Participant shall receive a refund of the amount then credited to the Participant’s Account as soon as practicable thereafter.

9.3            DEATH.  If a Participant dies, any outstanding Option held by the Participant shall immediately terminate and the Participant shall be withdrawn from the Plan.  As soon as administratively practicable after the Participant’s death, the amount then credited to the Participant’s Account shall be remitted to the executor, administrator or other legal representative of the Participants’ estate or, if the Committee permits a beneficiary designation, to the beneficiary or beneficiaries designated by the Participant if such designation has been filed with the Company or the Company’s designee before the Participant’s death.

ARTICLE 10
STOCK PURCHASES

10.1          GENERAL.  On the last Trading Day of each Offering Period, the Committee shall cause the amount credited to each Participant’s Account to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to the limitations of Articles 5 and 6.  In no event may Shares be purchased pursuant to an Option more than 27 months after the Offering Commencement Date of such Option.  The amount applied to purchase Shares pursuant to the Option shall be deducted from the Participant’s Account.  Any amounts remaining credited to the Participant’s Account on the last Trading Day of the Offering Period shall be refunded as soon as practicable thereafter, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the subsequent Offering, unless the employee elects not to participate in the subsequent Offering, in which case, the balance in the employee’s account shall be refunded.

10.2          INTEREST ON PAYMENTS.  No interest shall be paid on sums withheld from a Participant’s pay for the purchase of Shares under this Plan unless otherwise determined by the Committee.

10.3          RIGHTS AS SHAREHOLDER.  A Participant will not be a shareholder with respect to Shares subject to the Participant’s Option granted under the Plan until the Shares are purchased pursuant to the Options and the Shares are transferred into the Participant’s name on the Company’s books and records.

10.4          OPTIONS NOT TRANSFERABLE.  A Participant’s Option under this Plan may not be sold, pledged, assigned, or transferred in any manner.  If a Participant sells, pledges, assigns or transfers his or her Options in violation of this Section 10.4, such Options shall immediately terminate, and the Participant shall immediately receive a refund of the amount then credited to the Participant’s Account.

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE

11.1          ADJUSTMENTS.  Subject to Section 11.2, upon (or, as may be necessary to effect the adjustment, immediately before) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, any merger, combination, consolidation, or other reorganization, any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock, or any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, then the Committee shall equitably and proportionately adjust:

(a)           the number and type of Shares of Common Stock (or other securities) that may be made the subject of Options (including the specific Share limits, maximums and numbers of Shares set forth elsewhere in the Plan);

(b)           the number, amount and type of Shares of Common Stock (or other securities or property) subject to any outstanding Options;

(c)           the Purchase Price Per Share of any outstanding Options; and/or

(d)           the securities, cash or other property deliverable upon exercise or payment of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then outstanding Options.

It is intended that any adjustments contemplated above be made in a manner that satisfies applicable legal, tax (including but not limited to Sections 424 and 409A of the Code) and accounting (so as not to trigger any charge to earnings with respect to such adjustment) requirements.

11.2          MERGER OR LIQUIDATION OF THE COMPANY.  If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or if the Company is liquidated, then all outstanding Options under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or liquidation (deemed the end of the Offering Period in such case) by causing all amounts credited to each Participant’s Account to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to the limitations under Articles 5 and 6.

11.3          ACQUISITIONS OR DISPOSITIONS.  The Committee may, in its discretion and in accordance with the principles under Section 423 of the Code, create special Offering Periods for individuals who become Eligible Employees solely in connection with the acquisition of another company or business, by merger, reorganization or purchase of assets and may provide for special purchase dates for Participants who will cease to be Eligible Employees solely in connection with the disposition of all or a portion of any Designated Subsidiary or a portion of the Company, which Offering Periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 12
AMENDMENT AND TERMINATION

12.1          AMENDMENT AND TERMINATION.  The Board may from time to time amend or terminate the Plan in any manner it deems necessary or advisable; provided, however, no such action of the Board shall be effective without the approval of the Company’s shareholders if such approval is required by Applicable Laws.  Upon termination of the Plan, any balance in a Participant’s Account shall be refunded to him or her as soon as practicable thereafter.

12.2          OPTIONS PREVIOUSLY GRANTED.  No amendment or termination of the Plan shall adversely affect any Option previously granted under the Plan, unless required by Applicable Law.

ARTICLE 13
GENERAL PROVISIONS

13.1          NO RIGHT TO EMPLOYMENT.  Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Designated Subsidiary to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Designated Subsidiary.

13.2           APPLICATION OF FUNDS.  All funds received by the Company in payment for Shares under this Plan and held by the Company at any time may be used for any valid corporate purpose.

13.3           EXPENSES.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

13.4           TITLES AND HEADINGS.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.5           FRACTIONAL SHARES.  No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether refunds shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

13.6           CONDITIONS UPON ISSUANCE OF SHARES.  Shares of Common Stock pursuant to any offering under this Plan will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with all  Applicable Laws, domestic or foreign, including without limitation, the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to approval of counsel for the Company with respect to such compliance.  The Company may, in its discretion, postpone the issuance or delivery of Stock upon exercise of Options until completion of such registration or qualification of such Stock or other action as may be required under any Applicable Law or other required action with respect to any stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate.  The Company, in its discretion, may require a Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with Applicable Laws, rules, and regulations, designation or listing requirements, or other contractual obligations.

13.7           GOVERNING LAW.  The Plan shall be construed in accordance with and governed by the laws of the State of California.

THE COMPANY:
PEREGRINE PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name
Title

IF NOT OTHERWISE MARKED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS FOLLOWS: “FOR” ITEMS 1, 2, 3 AND 4.			PLEASE MARK VOTES AS SHOWN IN THIS EXAMPLE: ☒
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN ITEM 1.
ITEM 1. Election of Directors. Nominees: (01) Carlton M. Johnson; (02) Steven W. King; (03) David H. Pohl; (04) Eric S. Swartz		☐	☐	☐	To withhold authority to vote for any one or more individual nominee(s), mark “FOR ALL EXCEPT” and write that nominee(s) number(s) on the line below:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 2, 3 AND 4.				FOR	AGAINST	ABSTAIN
ITEM 2. Ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2011				☐	☐	☐
ITEM 3. Approve our 2010 Stock Incentive Plan				☐	☐	☐
ITEM 4. Approve our 2010 Employee Stock Purchase Plan				☐	☐	☐
By my signature below, I confer to the named proxies discretionary authority on any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

☒ FOR NEW ADDRESS: ☐ Please write in your new address ð	______________________________________________________ ______________________________________________________

Signature	Date	Signature		Date
NOTE: Please sign as name appears on this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE

This Proxy is Solicited on Behalf of the Board of Directors
For the 2010 Annual Meeting of Stockholders
To Be Held Thursday, October 21, 2010, at 10 a.m. PDT

The undersigned hereby appoints Steven W. King and Paul J. Lytle, or any one or all of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of PEREGRINE PHARMACEUTICALS, INC. to be held on October 21, 2010 and at any adjournment or postponement thereof, with all the power which the undersigned would possess if personally present and to vote, as specified on the reverse side, all shares of Common Stock which the undersigned may be entitled to vote at said meeting.

IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PERSONS NAMED ABOVE IN ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.  IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE
PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy